UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 29, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 29, 2012

Fundamental Equity Value Funds
Growth and Income
Large Cap Value
Mid Cap Value
Small Cap Value

Goldman Sachs Fundamental Equity Value Funds

■	GROWTH AND INCOME

■	LARGE CAP VALUE

■	MID CAP VALUE

■	SMALL CAP VALUE

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	5

Schedules of Investments	28

Financial Statements	40

Financial Highlights	44

Notes to Financial Statements	52

Other Information	64

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Growth and Income Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Small Cap Value Fund invests primarily in small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs Fundamental Equity Value Investment Process?

Goldman Sachs’ Fundamental Equity Value Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

■	Meetings with management teams and on-site company visits

■	Industry-specific, proprietary financial and valuation models

■	Assessment of management quality

■	Analysis of each company’s competitive position and industry dynamics

■	Interviews with competitors, suppliers and customers

We seek to invest in companies when we believe:

■	Market uncertainty exists

■	Their economic value is not recognized by the market

We seek to buy companies with quality characteristics. For us, this means companies that have:

■	Sustainable operating earnings, or competitive advantage

■	Excellent stewardship of capital

■	Capability to earn above their cost of capital

■	Strong or improving balance sheets and cash flow

Value portfolios that strive to offer:

■ Capital appreciation potential as each company’s true value is recognized in the marketplace
■ Investment style consistency

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

After a weak start, U.S. equities overall reflected optimistic sentiment for most of the six months ended February 29, 2012 (the “Reporting Period”). The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a double-digit gain of 13.31% and the Russell 3000® Index generated a return of 13.24%.

The Reporting Period began with a U.S. equity market decline in September, which capped an extraordinarily volatile third quarter. During the month of September, U.S. equity markets were shaken by the Federal Reserve Board’s (the “Fed”) announcement of a plan for additional monetary easing by attempting to “twist” the yield curve, or spectrum of U.S. Treasury maturities, on the grounds of general weakness in the labor market and lackluster consumer spending growth. Through its Operation Twist program, the Fed said it would extend the maturity structure of its holdings through the sale of short-term securities and the purchase of long-term securities in an effort to support the economic recovery. In addition, the prospect of contagion from a Greek sovereign debt default and the lack of agreement on a solution amongst European leaders weighed on global equity markets, including the U.S. equity market, early in the Reporting Period.

U.S. equities overall then surged in October following a preliminary plan to resolve the European sovereign debt crisis and news that the U.S. economy had grown at a 2.5% annualized rate in the third quarter of 2011, according to the advance estimate released by the Bureau of Economic Analysis. The U.S. equity market was virtually flat for the remainder of 2011, as some improving economic indicators were offset by other challenges. These challenges included the ratings downgrade of several large banks by Standard & Poor’s and the Congressional budget deficit supercommittee failing to come to agreement on spending cuts. In addition, Europe’s sovereign debt crisis deteriorated as credit conditions tightened for banks and yields on Italian and Spanish government debt hovered near unsustainable levels.

The U.S. equity market rallied broadly in January 2012, led by many of the worst performing sectors from 2011. Gains then extended into February on continued improvements in macroeconomic data, particularly in the labor market. News that the Fed reduced its outlook for near-term economic growth was offset by its commitment to low interest rates until late 2014. Also in February, fourth quarter 2011 Gross Domestic Product (“GDP”) growth was revised up from 2.8% to 3%. The Dow Jones Industrial Average closed above 13,000 in February for the first time since May 2008, and the NASDAQ reached a new 11-year high.

For the Reporting Period overall, large-cap companies performed best, followed rather closely by small-cap stocks and then mid-cap stocks. Growth stocks modestly outpaced value stocks in the large-cap and small-cap segments of the U.S. equity market; growth stocks and value stocks performed in line with each other in the mid-cap segment of the U.S. equity market. (All as measured by Russell Investments indices.) While all sectors made gains during the Reporting Period, the information technology sector dominated returns, as a number of technology companies reported strong earnings results. Other cyclical, economically-sensitive sectors, such as consumer discretionary and industrials, also posted strong returns. More defensive sectors, including utilities, telecommunication services, consumer staples and health care, lagged during the Reporting Period.

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we remained cautiously optimistic on the U.S. equity market, despite macroeconomic, geopolitical and regulatory uncertainty persisting. In our view, better domestic macroeconomic data should support U.S. companies most. U.S. GDP growth is forecast at 2.5% for 2012, the strongest of the developed market countries. Employment trends, the housing market, consumer confidence and manufacturing surveys were all showing signs of improvement. Additionally, the majority of deleveraging at the corporate and private levels has already occurred. At the same time, we believe the key risks to U.S. equities — European economic weakness and policy challenges, political uncertainty, high U.S. debt to GDP ratios and a significant slowdown in the Chinese economy — are unlikely to derail the U.S. economic recovery.

In our view, there were a number of especially interesting opportunities in the U.S. equity market at the end of the Reporting Period. First, in our view, high quality large-cap stocks were attractively valued, as balance sheets are generally strong and increased capital redeployment is likely. Still, while we believe U.S. corporate earnings will be resilient, the fragile state of the global economy may make future margin expansion more difficult. Thus, we believe a critical element in stock selection going forward will be determining which companies are likely to sustain, or even grow, their margins.

We also believe that companies and industries with secular growth drivers, such as technology, may provide a compelling opportunity. The information technology sector overall boasts healthy balance sheets, making many companies within the sector well positioned to grow dividends, buy back shares and increase capital expenditure. At the same time, the information technology sector was attractively valued, in our view, at the end of the Reporting Period.

Finally, we believe that deeply discounted consumer cyclical stocks may be attractive. In our view, do-it-yourself retailers, which have a high exposure to increased residential investment, could present a particularly compelling investment opportunity in light of signs that the housing market may have bottomed. We also find this segment of the retail industry attractive because it is less vulnerable to Internet disintermediation and has no “fashion risk.” (Disintermediation is the elimination of intermediaries in the supply chain, also referred to as cutting out the middlemen. Fashion risk is the risk of something become unpopular or unfashionable.)

While we expect some continued macroeconomic improvement in the U.S. and see pockets of opportunity in the U.S. equity markets, challenges, of course, still exist. We believe there are still multiple headwinds for financial companies and remain cautious on those with a greater degree of exposure to increased regulation (including higher capital restrictions and disposition of certain profitable businesses), a low interest rate environment, European sovereign debt exposure and/or relatively weak capital markets. We also believe there was, at the end of the Reporting Period, a high price to pay for the historically relative safety of traditionally defensive equity sectors. Higher-yielding stocks were trading at the end of February 2012 near record valuations. Thus, we maintain a cautious stance on utilities and other high-yielding sectors, particularly in light of limited growth prospects. We believe another challenge facing U.S. equities is increasingly heated partisan politics, which have hindered the legislative process and stalled agreements on spending cuts and taxes. That said, we believe spending cuts that do materialize are most likely to hit selected areas of health care and defense.

We intend to maintain our discipline in seeking to identify companies with strong or improving fundamentals, led by quality management teams that, in our view, are smart allocators of capital. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

PORTFOLIO RESULTS

Goldman Sachs Growth and Income Fund

Portfolio Composition

Under normal circumstances, the Fund invests at least 65% of its total assets in equity investments that the Goldman Sachs Fundamental Equity Value Investment Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 35% of its total assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Growth and Income Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 11.41%, 10.96%, 10.97%, 11.63%, 11.31%, 11.50% and 11.26%, respectively. These returns compare to the 12.84% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was stock selection in the telecommunication services, consumer staples and consumer discretionary sectors. Effective stock selection in the industrials, information technology and materials sectors helped the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in wireless and wireline telecommunication services company Sprint Nextel, diversified banking institution Bank of America and medical device company Boston Scientific.

Sprint Nextel was the biggest detractor from the Fund’s relative results during the Reporting Period. Shares of Sprint Nextel declined primarily as a result of the near-term controversy around whether Sprint Nextel has sufficient liquidity to fund two large investments — the iPhone and Network Vision, each of which is believed by the company to potentially create value. In our view, several recent debt deals, including the raising of $4 billion by the company in November 2011, should provide more than an ample amount of funds to complete the transition. We also continued to believe at the end of the Reporting Period that Sprint Nextel’s improved competitive positioning from the iPhone and new handsets, better pricing and improved network quality driven by shutting down iDEN and eliminating a significant portion of roaming charges should drive significant cost savings and margin expansion as the company completes its upgrade to Network Vision. iDEN (Integrated Digital Enhanced Network) is a wireless technology combining the capabilities

PORTFOLIO RESULTS

of a digital cellular telephone, two-way radio, alphanumeric pager and data/fax modem in a single network. Network Vision, originally announced in December 2010, is Sprint Nextel’s plan to consolidate multiple network technologies into one seamless network with the goal of increasing efficiency and enhancing network coverage, call quality and data speeds for customers across the United States.

Bank of America hurt the Fund’s results as well. Shares of Bank of America were negatively impacted during the Reporting Period by uncertainty surrounding mortgage litigation, capital level requirements and debit interchange fees. Although we sold out of the Fund’s position ahead of fourth quarter earnings reports due to concerns that Bank of America would need to raise capital, it became clear to us post-earnings report that this will likely be unnecessary given that capital reserve ratios surprised to the upside. We since re-initiated a position in Bank of America, as we felt it remained an attractively valued stock with a superior U.S. footprint and high exposure to what we believe is a recovering housing market.

Shares of Boston Scientific fell during the Reporting Period due to investor concerns over pricing, potential challenges in its end-markets and margins as the government puts pressure on hospitals, the combination of which may have negative implications on medical device makers. As a result, we reduced the Fund’s position in Boston Scientific, although we continued to believe at the end of the Reporting Period that its positive product pipeline, in addition to a recent buyback authorization and margin opportunities, should drive earnings going forward.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in diversified chemicals manufacturer LyondellBasell Industries, insurance company Prudential Financial and diversified technology company Honeywell International.

LyondellBasell Industries, a global producer of commodity and differentiated chemicals, performed well during the Reporting Period. Its shares rose with a November 2011 announcement of a $4.50 special dividend, an Analyst Day that highlighted the value of the company and improving fundamentals and margins from trough levels. (An Analyst Day is usually a one-day conference providing opportunities for corporate managers to present their stories to the investment community.) We believe LyondellBasell Industries has benefited from a margin advantage over its competitors due to the fact that it uses low cost natural gas in its production process versus higher priced oil. In addition, we believe the company’s margins should continue to improve due to higher prices caused by limited capacity growth in the space. The company has a new management team that has demonstrated strong execution and disciplined capital allocation, which, in our view, should continue to generate shareholder value going forward.

Prudential Financial performed well during the Reporting Period amidst a growing consensus that the U.S. economy is recovering and Europe may eventually be able to stem its sovereign debt crisis. We believe Prudential Financial has solid growth prospects in the U.S. and abroad through the sale of its various insurance, savings and other retirement products, which appear well positioned to serve the aging population in the company’s geographic markets. In addition, we believe the company has substantial excess capital that we expect to be deployed in a shareholder-friendly manner.

Honeywell International, which manufactures aerospace, building control and automotive products, was another strong contributor to the Fund’s relative results during the Reporting Period. The company provided an upbeat earnings announcement in October 2011, driven primarily by strong revenue and margin growth in its specialty materials and transport segments. We also believe that Honeywell International benefited from the fact that its late-cycle portfolio provided defensive cash flow in a challenging macroeconomic environment. The company further benefited during the Reporting Period from growth in air traffic, share gains in emerging markets, a number of new productivity initiatives and potential margin expansion in its automation and controls segments.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in pharmaceuticals company Pfizer during the Reporting Period. We felt the anticipated reduction in sales from the loss of its Lipitor cholesterol patent had already been factored into its stock price and Pfizer’s other drugs should continue to generate significant free cash flow for the company. In addition, we believe that Pfizer has defensive characteristics, which should allow it to perform well in a continued difficult macroeconomic environment, while still providing good upside potential due to its strong product cycle expected in 2012.

We established a Fund position in home improvement retailer Lowe’s during the Reporting Period. In our view, do-it-yourself retailers, which have a high exposure to increased residential investment, could be attractive opportunities in light of signs that the housing market may have bottomed. In addition, we believe Lowe’s has a strong balance sheet, which we feel provides the financial flexibility to return excess cash to shareholders. Finally, Lowe’s has been reducing overhead costs as part of its internal operations improvement plan. Such action should, in our view, drive higher sales productivity, expand gross profit margins and better returns on invested capital.

Conversely, we exited the Fund’s position in diversified consumer goods manufacturer Unilever because we feel the company faces near-term margin pressure due to increased raw materials costs and competitive pressures in the emerging markets. As Unilever is more exposed to grain and oil costs than many of its peers, we feel these inflationary pressures may well reduce the company’s ability to drive earnings going forward.

We eliminated the Fund’s position in Israel-based health care company Teva Pharmaceutical Industries during the Reporting Period. The stock had been weak due to investor concern over increased competition and market share loss for the company’s leading multiple sclerosis drug Copaxone. We decided to move the sales proceeds into higher conviction names.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, energy, health care and industrials increased compared to the Russell Index. The Fund’s allocation compared to the benchmark index in consumer staples, financials, materials, telecommunication services and utilities decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2012?

A	At the end of February 2012, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, health care and industrials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, materials, telecommunication services and utilities and was rather neutrally weighted to the Russell Index in energy, financials and information technology.

FUND BASICS

Growth and Income Fund
as of February 29, 2012

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2011–February 29, 2012	(based on NAV)[1]	Value Index[2]

Class A	11.41%	12.84%
Class B	10.96	12.84
Class C	10.97	12.84
Institutional	11.63	12.84
Service	11.31	12.84
Class IR	11.50	12.84
Class R	11.26	12.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-12.75%	-5.53%	2.15%	5.11%	2/5/93
Class B	-12.98	-5.56	2.10	2.92	5/1/96
Class C	-9.29	-5.17	1.96	-0.05	8/15/97
Institutional	-7.30	-4.09	3.13	3.62	6/3/96
Service	-7.79	-4.56	2.62	3.24	3/6/96
Class IR	-7.44	N/A	N/A	-5.61	11/30/07
Class R	-7.93	N/A	N/A	-6.07	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.19%	1.21%
Class B	1.94	1.96
Class C	1.94	1.96
Institutional	0.79	0.81
Service	1.29	1.31
Class IR	0.94	0.96
Class R	1.44	1.46

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/12[5]

Holding	% of Net Assets	Line of Business

General Electric Co.	4.8%	Industrial Conglomerates
JPMorgan Chase & Co.	4.8	Diversified Financial Services
Exxon Mobil Corp.	3.6	Oil, Gas & Consumable Fuels
Pfizer, Inc.	3.4	Pharmaceuticals
Devon Energy Corp.	2.7	Oil, Gas & Consumable Fuels
Merck & Co., Inc.	2.7	Pharmaceuticals
Honeywell International, Inc.	2.2	Aerospace & Defense
The Boeing Co.	2.2	Aerospace & Defense
The Travelers Cos., Inc.	2.2	Insurance
Lowe’s Cos., Inc.	2.1	Specialty Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of February 29, 2012

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Fundamental Equity Value Investment Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its net assets in foreign securities, including securities quoted in foreign currencies. The Fund may also invest up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 11.51%, 11.12%, 11.12%, 11.76%, 11.53%, 11.70% and 11.35%, respectively. These returns compare to the 12.84% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was stock selection in the telecommunication services, consumer staples and utilities sectors. Effective stock selection in the industrials, information technology and health care sectors helped the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in wireless and wireline telecommunication services company Sprint Nextel, diversified banking institution Bank of America and medical device company Boston Scientific.

Sprint Nextel was the biggest detractor from the Fund’s relative results during the Reporting Period. Shares of Sprint Nextel declined primarily as a result of the near-term controversy around whether Sprint Nextel has sufficient liquidity to fund two large investments — the iPhone and Network Vision, each of which is believed by the company to potentially create value. In our view, several recent debt deals, including the raising of $4 billion by the company in November 2011, should provide more than an ample amount of funds to complete the transition. We also continued to believe at the end of the Reporting Period that Sprint Nextel’s improved competitive positioning from the iPhone and new handsets, better pricing and improved network quality driven by shutting down iDEN and eliminating a significant portion of roaming charges should drive significant cost savings and margin expansion as the company completes its upgrade to Network Vision. iDEN (Integrated Digital Enhanced Network) is a wireless technology combining the capabilities of a digital cellular telephone, two-way radio, alphanumeric pager and data/fax modem in a single network. Network Vision, originally

PORTFOLIO RESULTS

announced in December 2010, is Sprint Nextel’s plan to consolidate multiple network technologies into one seamless network with the goal of increasing efficiency and enhancing network coverage, call quality and data speeds for customers across the United States.

Bank of America hurt the Fund’s results as well. Shares of Bank of America were negatively impacted during the Reporting Period by uncertainty surrounding mortgage litigation, capital level requirements and debit interchange fees. Although we sold out of the Fund’s position ahead of fourth quarter earnings reports due to concerns that Bank of America would need to raise capital, it became clear to us post-earnings report that this will likely be unnecessary given that capital reserve ratios surprised to the upside. We since re-initiated a position in Bank of America, as we felt it remained an attractively valued stock with a superior U.S. footprint and high exposure to what we believe is a recovering housing market.

Shares of Boston Scientific fell during the Reporting Period due to investor concerns over pricing, potential challenges in its end-markets and margins as the government puts pressure on hospitals, the combination of which may have negative implications on medical device makers. As a result, we reduced the Fund’s position in Boston Scientific, although we continued to believe at the end of the Reporting Period that its positive product pipeline, in addition to a recent buyback authorization and margin opportunities, should drive earnings going forward.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in diversified chemicals manufacturer LyondellBasell Industries, diversified technology company Honeywell International and biotechnology company Celgene.

LyondellBasell Industries, a global producer of commodity and differentiated chemicals, performed well during the Reporting Period. Its shares rose with a November 2011 announcement of a $4.50 special dividend, an Analyst Day that highlighted the value of the company and improving fundamentals and margins from trough levels. (An Analyst Day is usually a one-day conference providing opportunities for corporate managers to present their stories to the investment community.) We believe LyondellBasell Industries has benefited from a margin advantage over its competitors due to the fact that it uses low cost natural gas in its production process versus higher priced oil. In addition, we believe the company’s margins should continue to improve due to higher prices caused by limited capacity growth in the space. The company has a new management team that has demonstrated strong execution and disciplined capital allocation, which, in our view, should continue to generate shareholder value going forward.

Honeywell International, which manufactures aerospace, building control and automotive products, was another strong contributor to the Fund’s relative results during the Reporting Period. The company provided an upbeat earnings announcement in October 2011, driven primarily by strong revenue and margin growth in its specialty materials and transport segments. We also believe that Honeywell International benefited from the fact that its late-cycle portfolio provided defensive cash flow in a challenging macroeconomic environment. The company further benefited during the Reporting Period from growth in air traffic, share gains in emerging markets, a number of new productivity initiatives and potential margin expansion in its automation and controls segments.

Shares of Celgene benefited during the Reporting Period from limited exposure to market cyclicality due to the company’s primary drug, Revlimid, which has minimal competition and steady demand. We believe approval for use of the drug in Europe is currently on track, which should provide significant revenue growth for the company in the coming years. Additionally, shares of Celgene rose after the announcement of a $2 billion share repurchase program in 2011.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in pharmaceuticals company Pfizer during the Reporting Period. We felt the anticipated reduction in sales from the loss of its Lipitor cholesterol patent had already been factored into its stock price and Pfizer’s other drugs should continue to generate significant free cash flow for the company. In addition, we believe that Pfizer has defensive characteristics, which should allow it to perform well in a continued difficult macroeconomic environment, while still providing good upside potential due to its strong product cycle expected in 2012.

We established a Fund position in data networking products supplier Cisco Systems during the Reporting Period. At the time of purchase, we felt the company could exceed then-current long-term growth estimates, largely driven by a temporary resurgence in routing and continued strength in collaboration, wireless local area network (LAN) and its data center products. In addition, we believe that Cisco Systems can continue to exercise expense control due to the company’s recent restructuring, while maintaining pricing flexibility in its routers and switches. In our view, this combination should provide the company with the ability to drive both revenue growth and future earnings.

Conversely, we eliminated the Fund’s position in Israel-based health care company Teva Pharmaceutical Industries during the Reporting Period. The stock had been weak due to investor concern over increased competition and market share loss for the company’s leading multiple sclerosis drug Copaxone. We decided to move the sales proceeds into higher conviction names.

We exited the Fund’s position in diversified consumer goods manufacturer Unilever because we feel the company faces near-term margin pressure due to increased raw materials costs and competitive pressures in the emerging markets. As Unilever is more exposed to grain and oil costs than many of its peers, we feel these inflationary pressures may well reduce the company’s ability to drive earnings going forward.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and health care increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in consumer staples, financials and materials decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2012?

A	At the end of February 2012, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, health care and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, energy, financials, materials, telecommunication services and utilities and was rather neutrally weighted to the Russell Index in industrials.

FUND BASICS

Large Cap Value Fund
as of February 29, 2012

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2011–February 29, 2012	(based on NAV)[1]	Value Index[2]

Class A	11.51%	12.84%
Class B	11.12	12.84
Class C	11.12	12.84
Institutional	11.76	12.84
Service	11.53	12.84
Class IR	11.70	12.84
Class R	11.35	12.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-12.91%	-4.58%	2.59%	2.49%	12/15/99
Class B	-13.04	-4.59	2.55	2.46	12/15/99
Class C	-9.43	-4.22	2.40	2.20	12/15/99
Institutional	-7.45	-3.11	3.58	3.37	12/15/99
Service	-7.89	-3.59	3.09	2.90	12/15/99
Class IR	-7.54	N/A	N/A	-4.76	11/30/07
Class R	-8.04	N/A	N/A	-5.20	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.17%	1.17%
Class B	1.92	1.92
Class C	1.92	1.92
Institutional	0.77	0.77
Service	1.27	1.27
Class IR	0.92	0.92
Class R	1.42	1.42

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/12[5]

Holding	% of Net Assets	Line of Business

General Electric Co.	4.5%	Industrial Conglomerates
JPMorgan Chase & Co.	4.3	Diversified Financial Services
Pfizer, Inc.	3.1	Pharmaceuticals
Exxon Mobil Corp.	3.1	Oil, Gas & Consumable Fuels
Cisco Systems, Inc.	2.6	Communications Equipment
Devon Energy Corp.	2.5	Oil, Gas & Consumable Fuels
Merck & Co., Inc.	2.4	Pharmaceuticals
Lowe’s Cos., Inc.	2.1	Specialty Retail
The Walt Disney Co.	2.1	Media
AT&T, Inc.	2.1	Diversified Telecommunication Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of February 29, 2012

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 10.46%, 10.07%, 10.05%, 10.67%, 10.38%, 10.61% and 10.31%, respectively. These returns compare to the 12.13% cumulative total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s performance most relative to the Russell Index was stock selection in the materials, consumer discretionary and telecommunication services sectors. Effective stock selection in the industrials, utilities and health care sectors helped the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in wireless and wireline telecommunications services company Sprint Nextel, oil and gas exploration and production company EQT and platinum and palladium mining company Stillwater Mining.

Sprint Nextel was the biggest detractor from the Fund’s relative results during the Reporting Period. Shares of Sprint Nextel declined primarily as a result of the near-term controversy around whether Sprint Nextel has sufficient liquidity to fund two large investments — the iPhone and Network Vision, each of which is believed by the company to potentially create value. In our view, several recent debt deals, including the raising of $4 billion by the company in November 2011, should provide more than an ample amount of funds to complete the transition. We also continued to believe at the end of the Reporting Period that Sprint Nextel’s improved competitive positioning from the iPhone and new handsets, better pricing and improved network quality driven by shutting down iDEN and eliminating a significant portion of roaming charges should drive significant cost savings and margin expansion as the company completes its upgrade

PORTFOLIO RESULTS

to Network Vision. iDEN (Integrated Digital Enhanced Network) is a wireless technology combining the capabilities of a digital cellular telephone, two-way radio, alphanumeric pager and data/fax modem in a single network. Network Vision, originally announced in December 2010, is Sprint Nextel’s plan to consolidate multiple network technologies into one seamless network with the goal of increasing efficiency and enhancing network coverage, call quality and data speeds for customers across the United States.

EQT is an integrated energy company with emphasis on Appalachian area natural-gas supply, transmission and distribution. The company, through its subsidiaries, offers natural gas products to wholesale and retail customers. EQT performed poorly during the Reporting Period on weak natural gas prices due to unusually warm winter conditions as well as excess supply from more efficient drilling techniques. However, we maintained the Fund’s position in EQT as we continued to like its strong midstream business and diversified revenue exposure through its natural gas business in the Marcellus Shale, the lowest cost natural gas basin in North America. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.)

Shares of Stillwater Mining declined during the Reporting Period, hurt by ongoing fears of a global economic slowdown. While we originally bought the stock for the Fund’s portfolio because we believed it would benefit from secular growth of autos in emerging markets, shares declined as palladium prices dropped. We sold out of the Fund position as our outlook on the stock changed negatively.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in oil and gas exploration and production company Pioneer Natural Resources, diversified manufacturer Textron and applications software solutions company Parametric Technology.

During the Reporting Period, shares of Pioneer Natural Resources performed well after the company reported positive news on a large discovery in its horizontal Wolfcamp play, or operations, in the Permian Basin in West Texas, which is expected to have a significant impact on its resource potential. Pioneer Natural Resources also benefited from its competitively advantaged and large-scale positions in the Permian and Eagleford Basins in West and South Texas respectively, which we believe should enable the company to achieve industry-leading returns and growth.

Textron is a global, multi-industry company with operations in aircraft, defense, industrial products and finance. The company’s products include airplanes, helicopters, weapons and automotive products. Textron’s finance division offers asset based lending, aviation, distribution, golf and resort finance as well as structured capital. Textron was a significant contributor to the Fund’s results during the Reporting Period as the company reported strong results driven by better orders and margins at Cessna, the company’s business jet segment. The company also announced it was divesting one of its mortgage portfolios, a move widely seen as a positive for its finance segment.

Shares of Parametric Technology increased after the company reported a strong fiscal first quarter, during which European revenue drove better than expected results. The company showed strength across all product lines and increased operating margins as a result of targeting inefficiencies in its sales and services group.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in clothing and apparel retailer Macy’s. We feel that Macy’s should be well positioned to generate returns on its significant free cash flow and has a management team that is focused on returning value to shareholders. As a result of its consolidated and centralized operations makeover, Macy’s has been able to improve its inventory management system, which can now track both online and retail stores, enabling more efficient operations and the potential for margin improvement.

PORTFOLIO RESULTS

We established a Fund position in consumer finance company Discover Financial Services. In our view, Discover Financial Services is a well-run company that has a number of tailwinds helping its business while also potentially sidestepping a number of the headwinds that have been impacting the banking industry. For example, we believe the company has a top tier balance sheet and is well positioned to return capital to shareholders. In addition, due to the nature of its loan portfolio, Discover Financial Services appears, in our view, better situated than many other companies in the industry to weather a low interest rate environment.

True to our sell discipline, we eliminated stocks that approached our price targets in favor of other names that we believed to have higher potential upside. As such, we sold out of the Fund’s position in consumer and commercial foods company ConAgra Foods, a relatively strong performer during the Reporting Period.

We eliminated the Fund’s position in oil and gas exploration and production company Range Resources due to its significant exposure to weak natural gas prices. Indeed, we believe Range Resources faces greater financial challenges than other names in the energy sector during periods of sustained low natural gas prices. We moved the sales proceeds into other names that we felt had higher upside potential.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the consumer discretionary sector increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in consumer staples and financials decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2012?

A	At the end of February 2012, the Fund had an overweighted position relative to the Russell Index in the consumer discretionary sector. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, financials and materials and was rather neutrally weighted to the Russell Index in energy, health care, industrials, information technology, telecommunication services and utilities.

FUND BASICS

Mid Cap Value Fund
as of February 29, 2012

PERFORMANCE REVIEW

	Fund Total Return	Russell Midcap
September 1, 2011–February 29, 2012	(based on NAV)[1]	Value Index[2]

Class A	10.46%	12.13%
Class B	10.07	12.13
Class C	10.05	12.13
Institutional	10.67	12.13
Service	10.38	12.13
Class IR	10.61	12.13
Class R	10.31	12.13

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-11.75%	-1.06%	6.46%	6.95%	8/15/97
Class B	-11.96	-1.08	6.41	6.94	8/15/97
Class C	-8.26	-0.69	6.26	6.59	8/15/97
Institutional	-6.26	0.47	7.49	10.29	8/1/95
Service	-6.71	-0.03	6.97	7.45	7/18/97
Class IR	-6.37	N/A	N/A	-0.11	11/30/07
Class R	-6.87	N/A	N/A	13.89	1/6/09

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.16%	1.16%
Class B	1.91	1.91
Class C	1.91	1.91
Institutional	0.76	0.76
Service	1.26	1.26
Class IR	0.91	0.91
Class R	1.41	1.41

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/12[5]

Holding	% of Net Assets	Line of Business

Xcel Energy, Inc.	2.2%	Multi-Utilities
The J.M. Smucker Co.	2.0	Food Products
Principal Financial Group, Inc.	1.8	Insurance
PPL Corp.	1.8	Electric Utilities
Everest Re Group Ltd.	1.8	Insurance
Scripps Networks Interactive Class A	1.7	Media
Liberty Interactive Corp. Class A	1.6	Internet & Catalog Retail
Invesco Ltd.	1.6	Capital Markets
PVH Corp.	1.5	Textiles, Apparel & Luxury Goods
Host Hotels & Resorts, Inc.	1.4	Real Estate Investment Trusts

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of February 29, 2012

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 29, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 14.37%, 13.95%, 13.94%, 14.62%, 14.31%, 14.53% and 14.23%, respectively. These returns compare to the 11.81% cumulative total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the industrials, energy and information technology sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the financials, health care and consumer discretionary sectors.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in commercial services firm RSC Holdings, oil and gas exploration and production company Approach Resources and Internet security software maker Blue Coat Systems.

RSC Holdings, which rents out construction and industrial equipment, was the top performing stock for the Fund during the Reporting Period. The company performed well on the announcement that it had agreed to be acquired by United Rentals.

Approach Resources performed well during the Reporting Period on news of a major discovery in the Permian Basin in West Texas, its core operating area. In our view, the discovery could result in significant resource potential and could improve company reserves, profitability and production growth. Its share price was also boosted by recovering oil prices during the Reporting Period.

Shares of Blue Coat Systems spiked significantly during the Reporting Period after the company announced it had agreed to be bought by an investor group led by Thoma Bravo LLC for approximately $1.3 billion in December 2011. As such, the Fund no longer owns the name.

PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in integrated electric utility El Paso Electric, real estate investment trust Parkway Properties and specialty aluminum products producer Kaiser Aluminum.

For most of 2011, El Paso Electric substantially outperformed the Russell Index, but it underperformed during the Reporting Period in large part, we believe, due to a combination of two primary factors. The first is profit taking following substantial prior outperformance. The second is the perceived incremental regulatory and financial risk the company may face as a result of an unexpected, and we believe unnecessary, rate case in the City of El Paso. We believe that over the next months this matter can be resolved in a manner so as to not destroy substantial economic value. At the end of the Reporting Period, we continued to like this name within the utilities sector, as we believe the company benefits from local population growth, growing regulatory capital expenditures, a solid return on equity and likely future increases in its dividend.

Parkway Properties, which specializes in the operation, leasing, acquisition and ownership of office properties, saw its share price fall significantly after lowering its fiscal year 2011 guidance in late 2011. By the end of the Reporting Period, we sold out of the Fund’s position in Parkway Properties and moved the sales proceeds into higher conviction names.

Kaiser Aluminum is a producer of semi-fabricated specialty aluminum products for aerospace, general engineering, automotive and custom industrial applications. As the company is levered to the aerospace cycle and influenced by global events, the company’s stock price fell significantly in late 2011 due to widespread market uncertainty. However, we remained confident at the end of the Reporting Period in the company’s management team, and we felt there was good opportunity going forward for margin expansion in its business and for steady cash flows from relatively fixed contracts and minimal pricing changes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Big Lots, which operates as a broad line closeout retailer offering a wide range of products from consumable goods like food, health and beauty products to home decorative and furniture items. We like that Big Lots has exposure to the lower-end consumer demographic and that it is actively expanding outside of the U.S. into Canada. In addition, the company has strong free cash flow, which we believe should continue to support share buybacks and drive future store growth.

We established a Fund position in A.O. Smith, a manufacturer of water heating equipment for residential and commercial end markets. We believe that A.O. Smith could benefit from a recovery in the U.S. housing market. Additionally, with approximately 20% of its revenues generated in China, A.O. Smith has the opportunity to benefit from population growth and a rising middle class there.

As already mentioned, we no longer own Blue Coat Systems given its acquisition by Thoma Bravo LLC, and we sold out of the Fund’s position in Parkway Properties.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, there were no notable changes in the Fund’s sector weightings during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of February 2012?

A	At the end of February 2012, the Fund was underweighted in financials and was rather neutrally weighted to the other nine sectors in the Russell Index.

FUND BASICS

Small Cap Value Fund
as of February 29, 2012

PERFORMANCE REVIEW

	Fund Total Return	Russell 2000
September 1, 2011–February 29, 2012	(based on NAV)[1]	Value Index[2]

Class A	14.37%	11.81%
Class B	13.95	11.81
Class C	13.94	11.81
Institutional	14.62	11.81
Service	14.31	11.81
Class IR	14.53	11.81
Class R	14.23	11.81

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-5.11%	0.92%	7.15%	9.51%	10/22/92
Class B	-5.31	0.91	7.11	8.31	5/1/96
Class C	-1.32	1.32	6.97	6.98	8/15/97
Institutional	0.81	2.50	8.20	8.22	8/15/97
Service	0.32	1.99	7.66	7.69	8/15/97
Class IR	0.67	N/A	N/A	3.93	11/30/07
Class R	0.19	N/A	N/A	3.44	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.44%	1.46%
Class B	2.19	2.21
Class C	2.19	2.21
Institutional	1.04	1.06
Service	1.54	1.56
Class IR	1.19	1.21
Class R	1.69	1.71

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/29/12[5]

Holding	% of Net Assets	Line of Business

Southwest Gas Corp.	2.0%	Gas Utilities
El Paso Electric Co.	1.9	Electric Utilities
American Campus Communities, Inc.	1.1	Real Estate Investment Trusts
RSC Holdings, Inc.	1.1	Trading Companies & Distributors
Healthsouth Corp.	1.0	Health Care Providers & Services
Signature Bank	1.0	Commercial Banks
ProAssurance Corp.	1.0	Insurance
Carlisle Cos., Inc.	0.9	Industrial Conglomerates
Key Energy Services, Inc.	0.9	Energy Equipment & Services
Entertainment Properties Trust	0.9	Real Estate Investment Trusts

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of February 29, 2012

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments
February 29, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 98.7%
Aerospace & Defense – 5.5%
186,805	Honeywell International, Inc.*	$11,127,974
181,647	Textron, Inc.	4,997,109
147,140	The Boeing Co.	11,028,143

		27,153,226

Automobiles* – 1.5%
283,979	General Motors Co.	7,389,134

Biotechnology* – 2.0%
51,325	Celgene Corp.	3,763,406
157,034	Vertex Pharmaceuticals, Inc.	6,111,763

		9,875,169

Building Products – 0.5%
209,982	Masco Corp.	2,494,586

Capital Markets – 3.6%
121,288	Ameriprise Financial, Inc.	6,763,019
149,828	Invesco Ltd.	3,711,240
395,975	Morgan Stanley	7,341,376

		17,815,635

Chemicals – 0.6%
67,316	LyondellBasell Industries NV Class A	2,906,705

Commercial Banks – 3.9%
91,968	HSBC Holdings PLC ADR	4,085,219
253,028	SunTrust Banks, Inc.	5,809,523
328,466	U.S. Bancorp	9,656,900

		19,551,642

Communications Equipment – 2.0%
227,749	Cisco Systems, Inc.	4,527,650
237,061	Juniper Networks, Inc.*	5,395,509

		9,923,159

Computers & Peripherals* – 2.8%
341,164	EMC Corp.	9,446,831
102,249	NetApp, Inc.	4,396,707

		13,843,538

Diversified Financial Services – 8.2%
1,202,890	Bank of America Corp.	9,587,033
227,629	Citigroup, Inc.	7,584,598
603,278	JPMorgan Chase & Co.	23,672,629

		40,844,260

Diversified Telecommunication Services – 1.5%
249,499	AT&T, Inc.	7,632,174

Electric Utilities – 3.0%
225,225	American Electric Power Co., Inc.	8,470,712
218,378	PPL Corp.	6,234,692

		14,705,404

Energy Equipment & Services – 2.4%
179,108	Halliburton Co.	6,553,562
98,343	Transocean Ltd.	5,245,615

		11,799,177

Food & Staples Retailing – 2.0%
112,744	CVS Caremark Corp.	5,084,755
144,664	Walgreen Co.	4,797,058

		9,881,813

Food Products – 1.3%
164,209	General Mills, Inc.	6,290,847

Health Care Equipment & Supplies* – 1.0%
781,220	Boston Scientific Corp.	4,859,188

Health Care Providers & Services – 1.8%
164,714	UnitedHealth Group, Inc.	9,182,806

Hotels, Restaurants & Leisure – 1.7%
306,934	MGM Resorts International*	4,226,481
73,762	Starwood Hotels & Resorts Worldwide, Inc.	3,975,772

		8,202,253

Household Products – 1.5%
7,234	Energizer Holdings, Inc.*	553,039
105,931	The Procter & Gamble Co.	7,152,461

		7,705,500

Industrial Conglomerates – 4.8%
1,254,156	General Electric Co.	23,891,672

Insurance – 7.5%
92,728	Everest Re Group Ltd.	8,146,155
98,164	MetLife, Inc.	3,784,222
142,915	Prudential Financial, Inc.	8,740,682
270,075	The Hartford Financial Services Group, Inc.	5,593,253
186,392	The Travelers Cos., Inc.	10,805,144

		37,069,456

Life Sciences Tools & Services* – 1.3%
113,778	Thermo Fisher Scientific, Inc.	6,442,110

Media – 4.7%
103,712	DISH Network Corp. Class A	3,025,279
111,465	Liberty Global, Inc. Class A*	5,593,314
94,294	Scripps Networks Interactive Class A	4,262,089
250,348	The Walt Disney Co.	10,512,112

		23,392,794

Multi-Utilities – 1.9%
224,962	PG&E Corp.	9,376,416

Multiline Retail – 0.8%
110,685	Macy’s, Inc.	4,202,709

Oil, Gas & Consumable Fuels – 9.7%
69,034	Chevron Corp.	7,532,990
184,615	Devon Energy Corp.	13,534,126
204,513	Exxon Mobil Corp.	17,690,374
115,836	Newfield Exploration Co.*	4,170,096
48,914	Occidental Petroleum Corp.	5,105,154

		48,032,740

28          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Shares	Description	Value

Common Stocks – (continued)

Pharmaceuticals – 7.2%
345,034	Merck & Co., Inc.	$13,169,948
259,242	Mylan, Inc.*	6,076,633
793,463	Pfizer, Inc.	16,742,069

		35,988,650

Real Estate Investment Trusts – 2.1%
642,245	MFA Financial, Inc.	4,688,388
42,787	Simon Property Group, Inc.	5,796,783

		10,485,171

Semiconductors & Semiconductor Equipment – 2.8%
37,525	Lam Research Corp.*	1,564,793
136,779	Maxim Integrated Products, Inc.	3,814,766
163,257	NVIDIA Corp.*	2,473,344
165,998	Xilinx, Inc.	6,130,306

		13,983,209

Software – 2.3%
214,171	Adobe Systems, Inc.*	7,044,084
136,520	Microsoft Corp.	4,333,145

		11,377,229

Specialty Retail – 4.2%
371,521	Lowe’s Cos., Inc.	10,543,766
105,484	The Home Depot, Inc.	5,017,874
137,633	Williams-Sonoma, Inc.	5,312,634

		20,874,274

Thrifts & Mortgage Finance – 0.5%
176,301	New York Community Bancorp, Inc.	2,293,676

Tobacco – 1.0%
60,134	Philip Morris International, Inc.	5,022,392

Wireless Telecommunication Services* – 1.1%
2,252,786	Sprint Nextel Corp.	5,564,381

TOTAL COMMON STOCKS
(Cost $448,327,243)		$490,053,095

	Interest	Maturity
Shares	Rate	Date	Value

Convertible Preferred Stock(a) – 0.5%
Electric Utilities – 0.5%
PPL Corp.
48,269	8.750%	05/01/14	$2,593,493
(Cost $2,413,450)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 0.6%
Repurchase Agreement – 0.6%
Joint Repurchase Agreement Account II
$2,700,000	0.193%	03/01/12	$2,700,000
(Cost $2,700,000)

TOTAL INVESTMENTS – 99.8%
(Cost $453,440,693)			$495,346,588

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			1,073,362

NET ASSETS – 100.0%			$496,419,950

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Joint repurchase agreement was entered into on February 29, 2012. Additional information appears on page 39.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.          29

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments
February 29, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 98.6%
Aerospace & Defense – 4.7%
525,983	Honeywell International, Inc.	$31,332,807
723,183	Textron, Inc.	19,894,765
427,478	The Boeing Co.	32,039,476

		83,267,048

Automobiles* – 1.5%
1,019,955	General Motors Co.	26,539,229

Biotechnology* – 2.0%
182,266	Celgene Corp.	13,364,654
564,217	Vertex Pharmaceuticals, Inc.	21,959,326

		35,323,980

Building Products – 0.5%
755,476	Masco Corp.	8,975,055

Capital Markets – 3.7%
527,953	Ameriprise Financial, Inc.	29,438,659
379,103	Invesco Ltd.	9,390,381
1,473,499	Morgan Stanley	27,318,672

		66,147,712

Chemicals – 0.6%
238,246	LyondellBasell Industries NV Class A	10,287,462

Commercial Banks – 3.5%
1,289,567	SunTrust Banks, Inc.	29,608,458
1,100,029	U.S. Bancorp	32,340,853

		61,949,311

Communications Equipment – 3.7%
2,333,485	Cisco Systems, Inc.	46,389,682
864,711	Juniper Networks, Inc.*	19,680,822

		66,070,504

Computers & Peripherals* – 2.7%
1,246,808	EMC Corp.	34,524,113
339,110	NetApp, Inc.	14,581,730

		49,105,843

Consumer Finance – 1.0%
1,168,471	SLM Corp.	18,415,103

Diversified Financial Services – 7.8%
4,354,344	Bank of America Corp.	34,704,122
818,069	Citigroup, Inc.	27,258,059
1,961,779	JPMorgan Chase & Co.	76,980,208

		138,942,389

Diversified Telecommunication Services – 2.1%
1,205,622	AT&T, Inc.	36,879,977

Electric Utilities – 3.4%
900,352	American Electric Power Co., Inc.	33,862,239
925,608	PPL Corp.	26,426,108

		60,288,347

Energy Equipment & Services – 2.4%
685,094	Halliburton Co.	25,067,589
344,028	Transocean Ltd.	18,350,454

		43,418,043

Food & Staples Retailing – 2.4%
406,767	CVS Caremark Corp.	18,345,192
722,652	Walgreen Co.	23,963,140

		42,308,332

Food Products – 1.3%
590,146	General Mills, Inc.	22,608,493

Health Care Equipment & Supplies* – 0.9%
2,715,307	Boston Scientific Corp.	16,889,210

Health Care Providers & Services – 1.9%
595,394	UnitedHealth Group, Inc.	33,193,215

Hotels, Restaurants & Leisure – 1.8%
1,103,081	MGM Resorts International*	15,189,425
328,043	Starwood Hotels & Resorts Worldwide, Inc.	17,681,518

		32,870,943

Household Products – 1.8%
47,720	Energizer Holdings, Inc.*	3,648,194
426,649	The Procter & Gamble Co.	28,807,340

		32,455,534

Industrial Conglomerates – 4.5%
4,191,053	General Electric Co.	79,839,560

Insurance – 7.0%
267,864	Everest Re Group Ltd.	23,531,853
588,078	MetLife, Inc.	22,670,407
513,452	Prudential Financial, Inc.	31,402,724
873,522	The Hartford Financial Services Group, Inc.	18,090,641
515,623	The Travelers Cos., Inc.	29,890,665

		125,586,290

Life Sciences Tools & Services* – 1.3%
396,318	Thermo Fisher Scientific, Inc.	22,439,525

Media – 4.1%
617,329	CBS Corp. Class B	18,458,137
366,372	Liberty Global, Inc. Class A*	18,384,547
885,186	The Walt Disney Co.	37,168,960

		74,011,644

Multi-Utilities – 1.9%
557,912	PG&E Corp.	23,253,772
421,597	Xcel Energy, Inc.	11,168,105

		34,421,877

Multiline Retail – 0.8%
368,681	Macy’s, Inc.	13,998,818

Oil, Gas & Consumable Fuels – 8.8%
199,731	Chevron Corp.	21,794,647
603,293	Devon Energy Corp.	44,227,410

30          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)

631,960	Exxon Mobil Corp.	$54,664,540
514,329	Newfield Exploration Co.*	18,515,844
172,754	Occidental Petroleum Corp.	18,030,335

		157,232,776

Pharmaceuticals – 7.7%
275,956	Johnson & Johnson	17,959,216
1,140,314	Merck & Co., Inc.	43,525,785
900,356	Mylan, Inc.*	21,104,345
2,638,068	Pfizer, Inc.	55,663,235

		138,252,581

Real Estate Investment Trusts – 1.1%
141,281	Simon Property Group, Inc.	19,140,750

Semiconductors & Semiconductor Equipment – 2.8%
574,802	Altera Corp.	22,101,137
134,844	Lam Research Corp.*	5,622,995
484,517	Maxim Integrated Products, Inc.	13,513,179
586,576	NVIDIA Corp.*	8,886,626

		50,123,937

Software – 2.4%
762,565	Adobe Systems, Inc.*	25,080,763
569,969	Microsoft Corp.	18,090,816

		43,171,579

Specialty Retail – 4.4%
1,335,406	Lowe’s Cos., Inc.	37,898,822
378,863	The Home Depot, Inc.	18,022,513
612,501	Williams-Sonoma, Inc.	23,642,539

		79,563,874

Tobacco – 1.0%
216,117	Philip Morris International, Inc.	18,050,092

Wireless Telecommunication Services* – 1.1%
8,088,636	Sprint Nextel Corp.	19,978,931

TOTAL COMMON STOCKS
(Cost $1,562,267,894)		$1,761,747,964

Exchange Traded Fund – 0.5%
132,934	iShares Russell 1000 Value Index Fund	$9,105,979
(Cost $9,040,748)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 0.7%
Repurchase Agreement – 0.7%
Joint Repurchase Agreement Account II
$12,300,000	0.193%	03/01/12	$12,300,000
(Cost $12,300,000)

TOTAL INVESTMENTS – 99.8%
(Cost $1,583,608,642)			$1,783,153,943

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			4,277,903

NET ASSETS – 100.0%			$1,787,431,846

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 29, 2012. Additional information appears on page 39.

The accompanying notes are an integral part of these financial statements.          31

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments
February 29, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 98.3%
Aerospace & Defense – 3.3%
1,814,185	BE Aerospace, Inc.*	$83,162,241
3,412,770	Spirit AeroSystems Holdings, Inc. Class A*	81,769,969
3,560,073	Textron, Inc.	97,937,608

		262,869,818

Auto Components – 1.9%
2,004,820	Lear Corp.	90,637,912
1,235,756	TRW Automotive Holdings Corp.*	56,523,480

		147,161,392

Beverages – 0.5%
1,457,952	Coca-Cola Enterprises, Inc.	42,134,813

Building Products – 0.9%
1,176,766	Lennox International, Inc.	46,046,854
2,324,731	Masco Corp.	27,617,804

		73,664,658

Capital Markets – 3.0%
1,416,380	Ameriprise Financial, Inc.	78,977,349
4,991,451	Invesco Ltd.	123,638,241
1,204,195	Lazard Ltd. Class A	36,679,780

		239,295,370

Chemicals – 1.7%
1,042,811	Albemarle Corp.	69,367,788
2,525,584	Chemtura Corp.*	39,197,063
451,380	Cytec Industries, Inc.	26,839,055

		135,403,906

Commercial Banks – 2.9%
3,094,635	Fifth Third Bancorp	42,117,982
1,339,991	First Republic Bank*	40,186,330
973,762	M&T Bank Corp.	79,478,455
2,928,895	SunTrust Banks, Inc.	67,247,429

		229,030,196

Commercial Services & Supplies – 0.8%
2,022,404	Republic Services, Inc.	60,328,311

Communications Equipment* – 1.2%
1,829,003	Juniper Networks, Inc.	41,628,108
2,634,690	Polycom, Inc.	54,406,349

		96,034,457

Computers & Peripherals* – 0.7%
1,376,730	NetApp, Inc.	59,199,390

Construction & Engineering – 0.3%
462,448	Chicago Bridge & Iron Co. NV	21,513,081

Consumer Finance – 2.7%
3,590,751	Discover Financial Services	107,758,438
6,544,645	SLM Corp.	103,143,605

		210,902,043

Diversified Financial Services* – 1.2%
3,647,194	The NASDAQ OMX Group, Inc.	96,067,090

Electric Utilities – 5.9%
2,082,437	Edison International	87,191,637
1,217,374	Great Plains Energy, Inc.	24,079,658
1,647,960	Northeast Utilities	59,161,764
5,397,326	NV Energy, Inc.	84,630,072
1,517,070	Pinnacle West Capital Corp.	71,347,802
4,965,812	PPL Corp.	141,773,932

		468,184,865

Electrical Equipment – 1.6%
1,076,346	Cooper Industries PLC	65,893,902
713,844	Rockwell Automation, Inc.	57,093,243

		122,987,145

Electronic Equipment, Instruments & Components – 0.7%
1,062,881	Amphenol Corp. Class A	59,478,821

Energy Equipment & Services – 2.2%
1,418,727	Cameron International Corp.*	79,037,281
933,746	Helmerich & Payne, Inc.	57,238,630
2,331,458	Key Energy Services, Inc.*	39,774,673

		176,050,584

Food Products – 4.1%
1,282,108	Bunge Ltd.	86,311,510
625,914	Corn Products International, Inc.	35,896,168
2,173,776	Sara Lee Corp.	44,018,964
2,136,030	The J.M. Smucker Co.	160,885,780

		327,112,422

Gas Utilities – 0.4%
1,287,220	Questar Corp.	24,740,368
254,275	UGI Corp.	7,183,269

		31,923,637

Health Care Equipment & Supplies* – 2.3%
17,085,150	Boston Scientific Corp.	106,269,633
3,637,120	Hologic, Inc.	75,397,498

		181,667,131

Health Care Providers & Services – 1.8%
2,137,261	Aetna, Inc.	99,938,324
1,219,650	Patterson Cos., Inc.	38,931,228

		138,869,552

Hotels, Restaurants & Leisure – 2.0%
5,538,661	MGM Resorts International*	76,267,362
1,489,512	Starwood Hotels & Resorts Worldwide, Inc.	80,284,697

		156,552,059

Household Durables* – 1.3%
66,239	NVR, Inc.	45,837,388
753,126	Tempur-Pedic International, Inc.	59,496,954

		105,334,342

Household Products* – 0.7%
755,362	Energizer Holdings, Inc.	57,747,425

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Independent Power Producers & Energy Traders* – 0.8%
8,276,739	GenOn Energy, Inc.	$20,360,778
3,111,675	The AES Corp.	42,194,313

		62,555,091

Insurance – 9.8%
1,595,629	Everest Re Group Ltd.	140,176,008
4,485,609	Genworth Financial, Inc. Class A*	40,774,186
1,142,311	Lincoln National Corp.	28,375,005
1,364,358	Marsh & McLennan Cos., Inc.	42,567,970
1,016,117	PartnerRe Ltd.	64,462,462
5,142,670	Principal Financial Group, Inc.	142,246,252
2,836,949	The Hartford Financial Services Group, Inc.	58,753,214
2,729,133	W.R. Berkley Corp.	97,566,505
2,093,709	Willis Group Holdings PLC	75,122,279
4,292,112	XL Group PLC	89,275,929

		779,319,810

Internet & Catalog Retail* – 1.6%
6,717,014	Liberty Interactive Corp. Class A	126,011,183

IT Services – 0.6%
1,535,947	Paychex, Inc.	48,075,141

Life Sciences Tools & Services* – 1.3%
2,109,322	Life Technologies Corp.	99,792,024

Machinery – 3.3%
733,367	Dover Corp.	46,950,156
1,609,989	Eaton Corp.	84,025,326
502,231	Gardner Denver, Inc.	34,493,225
641,230	Parker Hannifin Corp.	57,588,866
1,047,972	Pentair, Inc.	40,346,922

		263,404,495

Media – 2.6%
1,446,140	Liberty Global, Inc. Class A*	72,567,305
2,928,133	Scripps Networks Interactive Class A	132,351,612

		204,918,917

Metals & Mining – 1.3%
753,810	Allegheny Technologies, Inc.	33,069,644
1,255,722	Reliance Steel & Aluminum Co.	67,457,386

		100,527,030

Multi-Utilities – 6.0%
2,648,540	CMS Energy Corp.	56,705,241
357,808	OGE Energy Corp.	18,777,764
2,519,291	SCANA Corp.	113,368,095
1,883,800	Sempra Energy	111,596,312
6,565,097	Xcel Energy, Inc.	173,909,420

		474,356,832

Multiline Retail – 1.4%
2,864,750	Macy’s, Inc.	108,774,557

Oil, Gas & Consumable Fuels – 4.7%
1,605,082	Energen Corp.	85,438,515
1,353,547	EQT Corp.	71,765,062
1,046,176	Pioneer Natural Resources Co.	114,702,737
1,285,180	Sunoco, Inc.	49,646,503
862,880	Whiting Petroleum Corp.*	50,599,283

		372,152,100

Pharmaceuticals* – 1.4%
854,471	Mylan, Inc.	20,028,800
5,284,430	Warner Chilcott PLC Class A	88,408,514

		108,437,314

Real Estate Investment Trusts – 9.4%
1,094,152	Alexandria Real Estate Equities, Inc.	78,439,757
797,786	AvalonBay Communities, Inc.	103,448,911
853,145	Camden Property Trust	52,894,990
2,953,672	Douglas Emmett, Inc.	62,233,869
206,948	Essex Property Trust, Inc.	28,970,650
7,285,622	Host Hotels & Resorts, Inc.	114,967,115
4,314,359	Kimco Realty Corp.	79,297,918
2,568,390	Liberty Property Trust	87,119,789
9,627,436	MFA Financial, Inc.	70,280,283
2,214,349	Tanger Factory Outlet Centers, Inc.	64,836,139

		742,489,421

Road & Rail* – 0.6%
658,716	Kansas City Southern	45,833,459

Semiconductors & Semiconductor Equipment – 2.9%
1,002,909	Cavium, Inc.*	35,833,938
405,057	Lam Research Corp.*	16,890,877
1,996,075	Maxim Integrated Products, Inc.	55,670,532
2,595,311	NVIDIA Corp.*	39,318,962
2,226,585	Xilinx, Inc.	82,227,784

		229,942,093

Software* – 2.6%
1,596,590	Adobe Systems, Inc.	52,511,845
2,102,520	Electronic Arts, Inc.	34,334,152
2,843,283	Parametric Technology Corp.	75,915,656
1,393,798	QLIK Technologies, Inc.	42,190,265

		204,951,918

Specialty Retail – 1.8%
1,043,987	PetSmart, Inc.	58,191,836
952,092	Ross Stores, Inc.	50,775,066
1,263,803	Urban Outfitters, Inc.*	35,879,367

		144,846,269

Textiles, Apparel & Luxury Goods – 1.5%
1,355,096	PVH Corp.	115,196,711

Wireless Telecommunication Services* – 0.6%
19,399,697	Sprint Nextel Corp.	47,917,251

TOTAL COMMON STOCKS
(Cost $6,702,478,301)		$7,779,014,124

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)
February 29, 2012 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 2.1%
Repurchase Agreement – 2.1%
Joint Repurchase Agreement Account II
$167,800,000	0.193%	03/01/12	$167,800,000
(Cost $167,800,000)

TOTAL INVESTMENTS – 100.4%
(Cost $6,870,278,301)			$7,946,814,124

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(28,490,887)

NET ASSETS – 100.0%			$7,918,323,237

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 29, 2012. Additional information appears on page 39.

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments
February 29, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 97.2%
Aerospace & Defense – 0.9%
488,256	AAR Corp.	$10,766,045
267,725	Triumph Group, Inc.	17,080,855

		27,846,900

Air Freight & Logistics – 0.5%
497,509	Forward Air Corp.	16,751,128

Airlines* – 0.3%
1,955,964	JetBlue Airways Corp.	9,975,416

Auto Components* – 1.0%
465,402	Dana Holding Corp.	7,446,432
314,373	Tenneco, Inc.	12,103,360
230,455	Visteon Corp.	12,380,043

		31,929,835

Building Products – 0.9%
414,036	A.O. Smith Corp.	18,697,866
289,773	Universal Forest Products, Inc.	9,313,304

		28,011,170

Capital Markets – 2.4%
483,770	Apollo Investment Corp.	3,396,065
505,033	BGC Partners, Inc. Class A	3,550,382
120,367	Cohen & Steers, Inc.	3,964,889
301,339	Golub Capital BDC, Inc.	4,520,085
367,425	KBW, Inc.	6,073,535
675,668	Knight Capital Group, Inc. Class A*	8,952,601
270,922	Manning & Napier, Inc.*	3,432,582
717,519	PennantPark Investment Corp.	7,921,410
116,104	Piper Jaffray Cos., Inc.*	2,853,836
266,892	Solar Capital Ltd.	6,138,516
203,832	Solar Senior Capital Ltd.	3,448,837
479,818	Stifel Financial Corp.*	18,007,570

		72,260,308

Chemicals – 3.1%
808,416	H.B. Fuller Co.	24,357,574
281,012	Minerals Technologies, Inc.	18,144,945
1,485,659	PolyOne Corp.	19,952,401
30,497	Tronox, Inc.*	4,727,035
310,527	W.R. Grace & Co*	17,687,618
155,323	Westlake Chemical Corp.	9,355,104

		94,224,677

Commercial Banks – 11.5%
911,822	BancorpSouth, Inc.	10,795,972
735,573	Bank of the Ozarks, Inc.	21,589,068
777,098	Boston Private Financial Holdings, Inc.	7,405,744
221,146	Bridge Capital Holdings*	2,667,021
528,580	CoBiz, Inc.	3,081,621
546,955	Columbia Banking System, Inc.	11,568,098
579,854	Community Bank System, Inc.	15,841,611
1,036,686	F.N.B. Corp.	12,222,528
456,263	First Financial Bankshares, Inc.	15,631,570
1,074,161	First Midwest Bancorp, Inc.	12,417,301
1,001,502	Glacier Bancorp, Inc.	13,820,728
617,015	Hancock Holding Co.	20,947,659
274,243	Heritage Financial Corp.	3,674,856
296,126	Home Bancshares, Inc.	7,462,375
151,538	IBERIABANK Corp.	8,037,575
220,187	Independent Bank Corp.	6,052,941
235,567	Lakeland Financial Corp.	5,941,000
796,123	MB Financial, Inc.	15,842,848
543,287	Pinnacle Financial Partners, Inc.*	8,996,833
954,042	PrivateBancorp, Inc.	13,833,609
488,924	Prosperity Bancshares, Inc.	21,385,536
257,269	Sandy Spring Bancorp, Inc.	4,646,278
309,659	SCBT Financial Corp.	9,590,139
135,212	Sierra Bancorp	1,243,950
524,976	Signature Bank*	31,162,575
164,457	Simmons First National Corp. Class A	4,323,575
224,115	Southcoast Financial Corp.*	327,208
149,920	Summit State Bank	862,040
602,997	Texas Capital Bancshares, Inc.*	20,435,568
145,141	The First of Long Island Corp.	3,764,958
314,975	TriCo Bancshares	5,102,595
447,964	UMB Financial Corp.	18,657,701
692,710	Webster Financial Corp.	15,156,495

		354,489,576

Commercial Services & Supplies – 0.8%
479,865	G&K Services, Inc. Class A	15,993,900
299,132	Waste Connections, Inc.	9,727,773

		25,721,673

Communications Equipment – 1.1%
417,002	ADTRAN, Inc.	14,699,320
603,700	Digi International, Inc.*	6,785,588
318,412	Plantronics, Inc.	11,876,768

		33,361,676

Computers & Peripherals* – 0.5%
930,155	Electronics for Imaging, Inc.	14,845,274

Construction & Engineering – 1.0%
1,426,798	Comfort Systems USA, Inc.	16,322,569
147,806	Michael Baker Corp.*	3,566,559
478,474	MYR Group, Inc.*	9,583,834

		29,472,962

Consumer Finance* – 0.4%
162,324	EZCORP, Inc. Class A	5,113,206
200,410	First Cash Financial Services, Inc.	8,469,327

		13,582,533

Diversified Consumer Services* – 0.4%
274,152	Ascent Capital Group LLC Class A	13,499,245

Diversified Financial Services – 0.3%
305,023	MarketAxess Holdings, Inc.	10,102,362

Diversified Telecommunication Services* – 0.5%
1,760,131	Premiere Global Services, Inc.	15,225,133

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)
February 29, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Electric Utilities – 4.0%
163,340	ALLETE, Inc.	$6,791,677
602,944	Cleco Corp.	23,201,285
1,750,324	El Paso Electric Co.	57,288,105
542,339	IDACORP, Inc.	21,953,883
175,958	MGE Energy, Inc.	7,717,518
160,508	Unisource Energy Corp.	5,905,089

		122,857,557

Electrical Equipment – 2.3%
178,809	Acuity Brands, Inc.	11,120,132
244,375	AZZ, Inc.	12,267,625
327,066	Belden, Inc.	12,909,295
327,425	EnerSys*	10,994,931
161,816	Regal-Beloit Corp.	10,922,580
573,361	Thermon Group Holdings, Inc.*	11,547,491

		69,762,054

Electronic Equipment, Instruments & Components – 2.8%
308,063	Anixter International, Inc.*	21,422,701
854,656	Checkpoint Systems, Inc.*	9,486,682
270,914	Littelfuse, Inc.	14,339,478
265,699	MTS Systems Corp.	13,048,478
360,369	ScanSource, Inc.*	13,333,653
373,866	SYNNEX Corp.*	15,414,495

		87,045,487

Energy Equipment & Services* – 1.5%
1,621,016	Key Energy Services, Inc.	27,654,533
1,193,313	Newpark Resources, Inc.	9,391,374
92,324	Oil States International, Inc.	7,498,555

		44,544,462

Food & Staples Retailing* – 0.1%
125,372	Susser Holdings Corp.	3,176,926

Food Products* – 1.4%
516,559	Darling International, Inc.	8,259,779
512,798	The Hain Celestial Group, Inc.	20,942,670
245,467	TreeHouse Foods, Inc.	14,138,899

		43,341,348

Gas Utilities – 2.0%
1,472,923	Southwest Gas Corp.	62,820,166

Health Care Equipment & Supplies – 0.6%
183,185	Orthofix International NV*	7,182,684
299,793	West Pharmaceutical Services, Inc.	12,471,389

		19,654,073

Health Care Providers & Services – 3.0%
1,535,105	Healthsouth Corp.*	31,254,738
873,690	Lincare Holdings, Inc.	23,467,313
120,695	Magellan Health Services, Inc.*	5,704,046
603,804	PSS World Medical, Inc.*	14,630,171
796,913	Team Health Holdings, Inc.*	17,285,043

		92,341,311

Hotels, Restaurants & Leisure – 1.2%
87,377	DineEquity, Inc.*	4,664,184
125,773	Gaylord Entertainment Co.*	3,743,004
330,014	Six Flags Entertainment Corp.	14,936,434
293,776	Vail Resorts, Inc.	12,367,970

		35,711,592

Household Durables – 1.7%
316,073	Harman International Industries, Inc.	15,528,667
505,588	KB HOME	5,773,815
391,389	Meritage Homes Corp.*	10,133,061
254,052	Tempur-Pedic International, Inc.*	20,070,108

		51,505,651

Industrial Conglomerates – 0.9%
578,243	Carlisle Cos., Inc.	28,218,258

Insurance – 4.9%
740,038	Alterra Capital Holdings Ltd.	16,991,273
2,245,412	American Equity Investment Life Holding Co.	27,169,485
283,630	Aspen Insurance Holdings Ltd.	7,524,704
181,589	Donegal Group, Inc. Class A	2,500,481
86,280	Enstar Group Ltd.*	8,367,434
2,695,979	Meadowbrook Insurance Group, Inc.(a)	25,665,720
338,490	ProAssurance Corp.	29,705,882
227,253	RLI Corp.	15,921,345
787,105	Tower Group, Inc.	18,142,770

		151,989,094

Internet & Catalog Retail – 0.4%
337,806	HSN, Inc.	12,552,871

IT Services* – 0.5%
1,190,908	Convergys Corp.	15,338,895

Leisure Equipment & Products – 0.4%
190,530	Polaris Industries, Inc.	12,586,412

Life Sciences Tools & Services* – 0.7%
1,046,984	ICON PLC ADR	22,175,121

Machinery – 2.9%
328,597	Actuant Corp. Class A	9,256,578
445,833	Altra Holdings, Inc.*	8,689,285
321,780	Graco, Inc.	16,468,700
407,808	RBC Bearings, Inc.*	18,559,342
361,424	Robbins & Myers, Inc.	17,641,105
261,587	Tennant Co.	10,735,531
227,533	Twin Disc, Inc.	7,271,955

		88,622,496

Media* – 0.6%
970,752	Knology, Inc.	17,308,508

Metals & Mining – 2.0%
457,176	Commercial Metals Co.	6,075,869
436,653	Kaiser Aluminum Corp.	21,107,806
736,616	Metals USA Holdings Corp.*	9,634,937
486,348	Olympic Steel, Inc.	11,399,997

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Metals & Mining – (continued)

176,637	Schnitzer Steel Industries, Inc. Class A	$7,976,927
277,475	Stillwater Mining Co.*	3,940,145

		60,135,681

Multi-Utilities – 0.4%
109,693	Avista Corp.	2,709,417
131,738	Black Hills Corp.	4,326,276
185,170	NorthWestern Corp.	6,430,954

		13,466,647

Multiline Retail* – 0.7%
457,040	Big Lots, Inc.	20,041,204

Oil, Gas & Consumable Fuels – 3.7%
790,418	Approach Resources, Inc.*	27,316,846
3,228,177	Magnum Hunter Resources Corp.*	22,338,985
433,337	Matador Resources Co.*	5,139,377
461,133	Petroleum Development Corp.*	15,005,268
521,816	Rosetta Resources, Inc.*	26,633,488
395,582	World Fuel Services Corp.	16,479,946

		112,913,910

Personal Products – 1.6%
295,838	Elizabeth Arden, Inc.*	10,990,382
308,264	Herbalife Ltd.	20,410,159
303,109	Nu Skin Enterprises, Inc. Class A	17,507,576

		48,908,117

Pharmaceuticals – 0.2%
216,560	Medicis Pharmaceutical Corp. Class A	7,566,606

Professional Services* – 0.3%
606,353	On Assignment, Inc.	8,416,180

Real Estate Investment Trusts – 12.6%
678,856	Acadia Realty Trust	14,384,959
857,616	American Campus Communities, Inc.	35,290,898
1,323,773	BioMed Realty Trust, Inc.	24,383,899
330,616	CBL & Associates Properties, Inc.	5,828,760
1,058,251	Coresite Realty Corp.(a)	22,593,659
721,344	CreXus Investment Corp.	8,042,986
1,160,653	CubeSmart	13,092,166
1,843,641	CYS Investments, Inc.	25,018,208
1,134,617	DiamondRock Hospitality Co.	11,300,785
572,342	DuPont Fabros Technology, Inc.	13,106,632
606,211	Entertainment Properties Trust	27,582,600
900,219	Hudson Pacific Properties, Inc.	13,764,348
567,997	LaSalle Hotel Properties	15,154,160
3,660,307	MFA Financial, Inc.	26,720,241
229,706	Mid-America Apartment Communities, Inc.	14,326,763
309,388	National Health Investors, Inc.	14,581,456
805,604	National Retail Properties, Inc.	21,469,347
387,294	OMEGA Healthcare Investors, Inc.	7,889,179
725,663	Pebblebrook Hotel Trust	15,550,958
416,242	PS Business Parks, Inc.	25,981,826
1,034,600	Retail Opportunity Investments Corp.	12,032,398
1,800,257	Two Harbors Investment Corp.	18,506,642

		386,602,870

Real Estate Management & Development – 0.1%
247,424	Kennedy-Wilson Holdings, Inc.	3,345,172

Road & Rail – 0.5%
952,690	Heartland Express, Inc.	13,785,424

Semiconductors & Semiconductor Equipment – 3.3%
381,775	Cabot Microelectronics Corp.*	19,184,194
1,108,468	Fairchild Semiconductor International, Inc.*	16,172,548
632,954	Micrel, Inc.	6,753,619
580,650	MKS Instruments, Inc.	17,390,468
863,023	Semtech Corp.*	24,777,390
700,369	Standard Microsystems Corp.*	17,922,443

		102,200,662

Software* – 2.6%
73,977	Guidewire Software, Inc.	1,673,360
952,663	Mentor Graphics Corp.	14,442,371
617,854	Monotype Imaging Holdings, Inc.	8,668,491
759,299	NetScout Systems, Inc.	16,119,918
565,404	Parametric Technology Corp.	15,096,287
1,162,603	SS&C Technologies Holdings, Inc.	24,089,134

		80,089,561

Specialty Retail – 3.0%
185,506	Asbury Automotive Group, Inc.*	4,810,171
594,860	Express, Inc.*	14,157,668
195,738	Francesca’s Holdings Corp.*	4,492,187
344,618	GNC Acquisition Holdings, Inc. Class A*	11,155,285
346,966	Jos. A. Bank Clothiers, Inc.*	17,865,279
355,499	Mattress Firm Holding Corp.*	11,816,787
272,467	Monro Muffler Brake, Inc.	12,498,061
184,997	The Children’s Place Retail Stores, Inc.*	9,388,598
177,019	Vitamin Shoppe, Inc.*	7,510,916

		93,694,952

Textiles, Apparel & Luxury Goods – 3.0%
155,588	Deckers Outdoor Corp.*	11,631,759
80,217	Fossil, Inc.*	9,784,870
225,996	G-III Apparel Group Ltd.*	5,631,820
207,667	Gildan Activewear, Inc.	5,187,522
844,483	Iconix Brand Group, Inc.*	15,335,811
325,234	Steven Madden Ltd.*	14,043,604
295,309	The Warnaco Group, Inc.*	17,337,591
397,182	Vera Bradley, Inc.*	14,576,580

		93,529,557

Thrifts & Mortgage Finance – 2.2%
954,544	Brookline Bancorp, Inc.	8,762,714
409,271	Dime Community Bancshares	5,697,052
658,689	Flushing Financial Corp.	8,530,023

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)
February 29, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Thrifts & Mortgage Finance – (continued)

799,569	Northwest Bancshares, Inc.	$10,090,561
1,378,929	Ocwen Financial Corp.*	22,214,546
551,633	Provident Financial Services, Inc.	7,579,437
129,085	WSFS Financial Corp.	4,968,482

		67,842,815

Trading Companies & Distributors – 3.5%
332,055	Applied Industrial Technologies, Inc.	13,338,649
749,980	Beacon Roofing Supply, Inc.*	17,684,528
620,608	Kaman Corp.	21,404,770
1,503,365	RSC Holdings, Inc.*	33,479,939
302,639	Watsco, Inc.	21,605,398

		107,513,284

TOTAL COMMON STOCKS
(Cost $2,400,984,410)		$2,992,904,792

Exchange Traded Fund – 1.4%
598,382	iShares Russell 2000 Value Index Fund	$42,527,009
(Cost $39,989,114)

Expiration
Units	Description	Date	Value

Warrant* – 0.0%
112,819	Magnum Hunter Resources Corp.	10/14/13	$—
(Cost $—)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 1.8%
Repurchase Agreement – 1.8%
Joint Repurchase Agreement Account II
$54,600,000	0.193%	03/01/12	$54,600,000
(Cost $54,600,000)

TOTAL INVESTMENTS – 100.4%
(Cost $2,495,573,524)			$3,090,031,801

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(13,172,471)

NET ASSETS – 100.0%			$3,076,859,330

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	Joint repurchase agreement was entered into on February 29, 2012. Additional information appears on page 39.

Investment Abbreviation:
ADR	—	American Depositary Receipt

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Schedule of Investments
February 29, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 29, 2012, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of March 1, 2012, as follows:

			Collateral
	Principal	Maturity	Allocation
Fund	Amount	Value	Value

Growth and Income	$2,700,000	$2,700,014	$2,762,131

Large Cap Value	12,300,000	12,300,066	12,583,040

Mid Cap Value	167,800,000	167,800,900	171,661,307

Small Cap Value	54,600,000	54,600,293	55,856,420

REPURCHASE AGREEMENTS — At February 29, 2012, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

	Interest	Growth and	Large Cap	Mid Cap	Small Cap
Counterparty	Rate	Income	Value	Value	Value

Barclays Capital, Inc.	0.190%	$135,966	$619,401	$8,450,037	$2,749,535

BNP Paribas Securities Co.	0.190	541,697	2,467,732	33,665,485	10,954,324

Credit Suisse Securities LLC	0.150	216,679	987,093	13,466,194	4,381,729

JPMorgan Securities LLC	0.210	812,546	3,701,598	50,498,228	16,431,485

Wells Fargo Securities LLC	0.190	993,112	4,524,176	61,720,056	20,082,927

TOTAL		$2,700,000	$12,300,000	$167,800,000	$54,600,000

At February 29, 2012, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Mortgage Corp.	4.000%	07/01/25 to 05/01/30

Federal National Mortgage Association	2.500 to 7.500	05/01/12 to 10/01/51

U.S. Treasury Notes	0.625 to 4.875	03/31/12 to 11/15/20

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities
February 29, 2012 (Unaudited)

	Growth and	Large Cap	Mid Cap	Small Cap
	Income Fund	Value Fund	Value Fund	Value Fund

Assets:

Investments of unaffiliated issuers, at value (cost $453,440,693, $1,583,608,642, $6,870,278,301 and $2,456,949,279)	$495,346,588	$1,783,153,943	$7,946,814,124	$3,041,772,422
Investments of affiliated issuers, at value (cost $38,624,245 for the Small Cap Value Fund)	—	—	—	48,259,379
Cash	12,069	89,952	67,383	63,214
Receivables:
Investments sold	17,143,964	61,777,738	97,725,307	5,349,353
Dividends and interest	1,017,794	3,830,318	8,836,103	1,947,495
Fund shares sold	64,356	2,154,623	8,090,126	3,339,290
Foreign tax reclaims	22,131	—	—	—
Other assets	3,828	15,956	60,771	24,111

Total assets	513,610,730	1,851,022,530	8,061,593,814	3,100,755,264

Liabilities:

Payables:
Investments purchased	14,590,600	59,019,721	125,160,277	16,852,681
Fund shares redeemed	1,964,826	3,134,257	11,728,743	4,000,850
Amounts owed to affiliates	500,104	1,302,389	5,786,460	2,786,009
Accrued expenses	135,250	134,317	595,097	256,394

Total liabilities	17,190,780	63,590,684	143,270,577	23,895,934

Net Assets:

Paid-in capital	769,055,878	2,174,381,152	7,277,773,169	2,505,031,006
Undistributed (distribution in excess of) net investment income	740,556	3,975,561	(7,013,895)	688,057
Accumulated net realized loss	(315,282,379)	(590,470,168)	(428,971,860)	(23,318,010)
Net unrealized gain	41,905,895	199,545,301	1,076,535,823	594,458,277

NET ASSETS	$496,419,950	$1,787,431,846	$7,918,323,237	$3,076,859,330

Net Assets:
Class A	$431,114,598	$494,403,904	$3,253,455,330	$958,826,684
Class B	23,349,933	9,911,667	38,503,023	7,183,581
Class C	21,697,205	38,278,180	170,860,931	62,542,525
Institutional	17,879,675	1,134,003,547	4,096,688,781	1,886,988,785
Service	707,554	6,145,245	290,191,835	100,930,272
Class IR	940,910	98,736,168	58,859,550	19,775,725
Class R	730,075	5,953,135	9,763,787	40,611,758

Total Net Assets	$496,419,950	$1,787,431,846	$7,918,323,237	$3,076,859,330

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	20,537,420	41,920,946	88,598,183	22,652,512
Class B	1,152,818	858,907	1,090,196	197,270
Class C	1,077,248	3,342,081	4,878,065	1,720,430
Institutional	838,918	95,368,785	110,760,296	42,455,834
Service	33,722	523,882	7,984,913	2,429,337
Class IR	44,903	8,440,089	1,618,028	469,004
Class R	34,890	512,579	268,369	968,732

Net asset value, offering and redemption price per share:(a)
Class A	$20.99	$11.79	$36.72	$42.33
Class B	20.25	11.54	35.32	36.42
Class C	20.14	11.45	35.03	36.35
Institutional	21.31	11.89	36.99	44.45
Service	20.98	11.73	36.34	41.55
Class IR	20.95	11.70	36.38	42.17
Class R	20.93	11.61	36.38	41.92

(a)	Maximum public offering price per share for Class A Shares of the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds is $22.21, $12.48, $38.86 and $44.79, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations
For the Six Months Ended February 29, 2012 (Unaudited)

	Growth and	Large Cap	Mid Cap	Small Cap
	Income Fund	Value Fund	Value Fund	Value Fund

Investment income:

Dividends (net of foreign withholding taxes of $181,523, $717,116, $3,468 and $18,209)	$8,314,782	$28,012,538	$67,317,499	$23,863,799
Dividends — affiliated issuers	—	—	—	460,550
Interest	3,664	9,727	66,918	32,855

Total investment income	8,318,446	28,022,265	67,384,417	24,357,204

Expenses:

Management fees	1,786,039	6,930,251	25,224,710	13,115,284
Distribution and Service fees(a)	776,669	877,861	4,914,913	1,469,721
Transfer Agent fees(a)	467,947	871,101	3,989,643	1,260,822
Printing and mailing costs	75,730	87,895	372,380	206,957
Custody and accounting fees	48,699	80,359	183,395	95,587
Professional fees	44,643	43,624	44,272	45,709
Registration fees	38,612	62,537	131,248	96,062
Trustee fees	8,312	10,096	16,363	10,942
Service Share fees — Shareholder Administration Plan	811	7,672	338,407	101,761
Service Share fees — Service Plan	811	7,672	338,407	101,761
Other	10,760	27,937	82,647	41,327

Total expenses	3,259,033	9,007,005	35,636,385	16,545,933

Less — expense reductions	(88,996)	(42)	(533)	(397,893)

Net expenses	3,170,037	9,006,963	35,635,852	16,148,040

NET INVESTMENT INCOME	5,148,409	19,015,302	31,748,565	8,209,164

Realized and unrealized gain (loss):

Net realized loss from:
Investments (including commission recapture of $75,057, $555,885, $591,187 and $0)	(14,225,433)	(9,683,436)	(68,771,343)	(13,632,678)
Net change in unrealized gain on:
Investments — unaffiliated issuers	58,194,406	194,894,030	776,524,523	384,380,410
Investments — affiliated issuers	—	—	20,176,742	5,912,732

Net realized and unrealized gain	43,968,973	185,210,594	727,929,922	376,660,464

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,117,382	$204,225,896	$759,678,487	$384,869,628

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Growth and Income	$552,443	$118,821	$103,846	$1,559	$419,857	$22,576	$19,731	$4,360	$130	$701	$592
Large Cap Value	623,901	49,562	191,060	13,338	474,165	9,417	36,301	257,124	1,227	87,799	5,068
Mid Cap Value	3,893,171	195,018	808,811	17,913	2,958,810	37,053	153,674	735,776	54,145	43,378	6,807
Small Cap Value	1,063,878	39,439	288,871	77,533	808,548	7,493	54,885	329,852	16,282	14,300	29,462

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Growth and Income Fund
	For the
	Six Months Ended	For the Fiscal
	February 29, 2012	Year Ended
	(Unaudited)	August 31, 2011

From operations:

Net investment income	$5,148,409	$9,107,182
Net realized gain (loss)	(14,225,433)	97,893,749
Net change in unrealized gain	58,194,406	20,160,794

Net increase in net assets resulting from operations	49,117,382	127,161,725

Distributions to shareholders:

From net investment income
Class A Shares	(4,643,743)	(6,960,167)
Class B Shares	(170,867)	(177,995)
Class C Shares	(148,753)	(133,549)
Institutional Shares	(258,673)	(2,473,510)
Service Shares	(6,505)	(9,549)
Class IR Shares	(8,215)	(701)
Class R Shares	(5,757)	(5,245)
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—

Total distributions to shareholders	(5,242,513)	(9,760,716)

From share transactions:

Proceeds from sales of shares	13,797,480	85,999,727
Reinvestment of distributions	5,104,400	9,518,216
Cost of shares redeemed	(167,202,161)	(771,326,855)

Net increase (decrease) in net assets resulting from share transactions	(148,300,281)	(675,808,912)

TOTAL INCREASE (DECREASE)	(104,425,412)	(558,407,903)

Net assets:

Beginning of period	600,845,362	1,159,253,265

End of period	$496,419,950	$600,845,362

Undistributed (distribution in excess of) net investment income	$740,556	$834,660

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund		Mid Cap Value Fund		Small Cap Value Fund
For the		For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
February 29, 2012	Year Ended	February 29, 2012	Year Ended	February 29, 2012	Year Ended
(Unaudited)	August 31, 2011	(Unaudited)	August 31, 2011	(Unaudited)	August 31, 2011

$19,015,302	$23,087,163	$31,748,565	$49,050,488	$8,209,164	$11,122,480
(9,683,436)	202,141,864	(68,771,343)	757,875,338	(13,632,678)	190,995,750
194,894,030	22,806,974	796,701,265	78,915,890	390,293,142	158,670,234

204,225,896	248,036,001	759,678,487	885,841,716	384,869,628	360,788,464

(5,892,943)	(4,220,691)	(15,458,917)	(12,974,660)	(1,625,910)	(1,859,715)
(23,482)	—	—	—	—	—
(94,147)	—	—	—	—	—
(22,919,406)	(16,817,166)	(34,773,711)	(25,581,845)	(9,560,274)	(7,572,701)
(72,710)	(35,661)	(1,123,227)	(934,779)	(33,075)	(148,260)
(1,450,900)	(826,781)	(420,583)	(35,693)	(77,294)	(27,048)
(57,649)	(22,054)	(33,437)	(12,304)	(37,590)	(29,598)

—	—	—	—	(14,836,433)	—
—	—	—	—	(167,580)	—
—	—	—	—	(1,175,006)	—
—	—	—	—	(27,687,278)	—
—	—	—	—	(1,362,780)	—
—	—	—	—	(270,226)	—
—	—	—	—	(551,209)	—

(30,511,237)	(21,922,353)	(51,809,875)	(39,539,281)	(57,384,655)	(9,637,322)

182,438,046	595,546,190	905,948,019	2,868,765,339	528,480,417	1,160,061,440
26,223,781	16,828,266	44,786,515	34,021,601	53,841,248	7,999,207
(729,046,456)	(1,127,377,013)	(1,179,077,575)	(2,281,400,727)	(410,733,157)	(692,777,605)

(520,384,629)	(515,002,557)	(228,343,041)	621,386,213	171,588,508	475,283,042

(346,669,970)	(288,888,909)	479,525,571	1,467,688,648	499,073,481	826,434,184

2,134,101,816	2,422,990,725	7,438,797,666	5,971,109,018	2,577,785,849	1,751,351,665

$1,787,431,846	$2,134,101,816	$7,918,323,237	$7,438,797,666	$3,076,859,330	$2,577,785,849

$3,975,561	$15,471,496	$(7,013,895)	$13,047,415	$688,057	$3,813,036

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2012 - A	$19.04	$0.20	(c)	$1.95	$2.15	$(0.20)	$—	$(0.20)
2012 - B	18.38	0.12	(c)	1.88	2.00	(0.13)	—	(0.13)
2012 - C	18.28	0.12	(c)	1.87	1.99	(0.13)	—	(0.13)
2012 - Institutional	19.33	0.24	(c)	1.98	2.22	(0.24)	—	(0.24)
2012 - Service	19.04	0.19	(c)	1.94	2.13	(0.19)	—	(0.19)
2012 - IR	19.02	0.21	(c)	1.95	2.16	(0.23)	—	(0.23)
2012 - R	18.99	0.17	(c)	1.95	2.12	(0.18)	—	(0.18)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	17.84	0.21		1.21	1.42	(0.22)	—	(0.22)
2011 - B	17.25	0.06		1.16	1.22	(0.09)	—	(0.09)
2011 - C	17.16	0.05		1.17	1.22	(0.10)	—	(0.10)
2011 - Institutional	18.12	0.30		1.21	1.51	(0.30)	—	(0.30)
2011 - Service	17.83	0.20		1.20	1.40	(0.19)	—	(0.19)
2011 - IR	17.82	0.33		1.14	1.47	(0.27)	—	(0.27)
2011 - R	17.79	0.16		1.21	1.37	(0.17)	—	(0.17)

2010 - A	17.65	0.22	(e)	0.18	0.40	(0.21)	—	(0.21)
2010 - B	17.06	0.08	(e)	0.19	0.27	(0.08)	—	(0.08)
2010 - C	16.98	0.07	(e)	0.19	0.26	(0.08)	—	(0.08)
2010 - Institutional	17.91	0.30	(e)	0.20	0.50	(0.29)	—	(0.29)
2010 - Service	17.63	0.20	(e)	0.20	0.40	(0.20)	—	(0.20)
2010 - IR	17.63	0.26	(e)	0.20	0.46	(0.27)	—	(0.27)
2010 - R	17.60	0.16	(e)	0.21	0.37	(0.18)	—	(0.18)

2009 - A	23.10	0.32		(5.31)	(4.99)	(0.42)	(0.04)	(0.46)
2009 - B	22.35	0.19		(5.15)	(4.96)	(0.29)	(0.04)	(0.33)
2009 - C	22.24	0.19		(5.11)	(4.92)	(0.30)	(0.04)	(0.34)
2009 - Institutional	23.45	0.37		(5.37)	(5.00)	(0.50)	(0.04)	(0.54)
2009 - Service	23.09	0.30		(5.31)	(5.01)	(0.41)	(0.04)	(0.45)
2009 - IR	23.08	0.36		(5.30)	(4.94)	(0.47)	(0.04)	(0.51)
2009 - R	23.08	0.21		(5.24)	(5.03)	(0.41)	(0.04)	(0.45)

2008 - A	30.01	0.46		(3.51)	(3.05)	(0.46)	(3.40)	(3.86)
2008 - B	29.15	0.26		(3.41)	(3.15)	(0.25)	(3.40)	(3.65)
2008 - C	29.03	0.26		(3.39)	(3.13)	(0.26)	(3.40)	(3.66)
2008 - Institutional	30.41	0.55		(3.54)	(2.99)	(0.57)	(3.40)	(3.97)
2008 - Service	30.00	0.43		(3.50)	(3.07)	(0.44)	(3.40)	(3.84)
2008 - IR (Commenced November 30, 2007)	29.78	0.36		(3.25)	(2.89)	(0.41)	(3.40)	(3.81)
2008 - R (Commenced November 30, 2007)	29.78	0.28		(3.24)	(2.96)	(0.34)	(3.40)	(3.74)

2007 - A	28.45	0.48		2.92	3.40	(0.39)	(1.45)	(1.84)
2007 - B	27.69	0.24		2.84	3.08	(0.17)	(1.45)	(1.62)
2007 - C	27.60	0.23		2.84	3.07	(0.19)	(1.45)	(1.64)
2007 - Institutional	28.81	0.61		2.95	3.56	(0.51)	(1.45)	(1.96)
2007 - Service	28.45	0.44		2.92	3.36	(0.36)	(1.45)	(1.81)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.54% of average net assets.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.04 per share and 0.21% of average net assets.

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$20.99	11.41%	$431,115	1.19	%(d)	1.22	%(d)	2.07	%(c)(d)	57%
20.25	10.96	23,350	1.94	(d)	1.97	(d)	1.34	(c)(d)	57
20.14	10.97	21,697	1.94	(d)	1.97	(d)	1.31	(c)(d)	57
21.31	11.63	17,880	0.79	(d)	0.82	(d)	2.46	(c)(d)	57
20.98	11.31	708	1.29	(d)	1.32	(d)	1.96	(c)(d)	57
20.95	11.50	941	0.94	(d)	0.97	(d)	2.25	(c)(d)	57
20.93	11.26	730	1.44	(d)	1.47	(d)	1.79	(c)(d)	57

19.04	7.82	505,502	1.19		1.21		1.02		60
18.38	7.04	27,327	1.94		1.96		0.28		60
18.28	7.06	21,860	1.94		1.96		0.27		60
19.33	8.20	44,224	0.79		0.81		1.48		60
19.04	7.77	646	1.29		1.31		0.95		60
19.02	8.16	696	0.94		0.96		1.77		60
18.99	7.65	591	1.44		1.46		0.75		60

17.84	2.30	625,385	1.17		1.18		1.15	(e)	93
17.25	1.55	38,763	1.92		1.93		0.41	(e)	93
17.16	1.52	24,908	1.92		1.93		0.40	(e)	93
18.12	2.74	468,009	0.77		0.78		1.54	(e)	93
17.83	2.21	1,625	1.27		1.28		1.06	(e)	93
17.82	2.55	65	0.92		0.93		1.37	(e)	93
17.79	2.04	498	1.42		1.43		0.87	(e)	93

17.65	(21.36)	791,636	1.18		1.21		1.97		78
17.06	(22.00)	53,176	1.93		1.96		1.23		78
16.98	(21.95)	29,421	1.93		1.96		1.22		78
17.91	(21.09)	347,526	0.78		0.81		2.29		78
17.63	(21.48)	2,709	1.28		1.31		1.85		78
17.63	(21.17)	7	0.93		0.96		2.20		78
17.60	(21.58)	297	1.43		1.46		1.33		78

23.10	(11.57)	1,245,353	1.16		1.16		1.77		69
22.35	(12.26)	91,496	1.91		1.91		1.03		69
22.24	(12.24)	46,177	1.91		1.91		1.02		69
23.45	(11.22)	87,766	0.76		0.76		2.07		69
23.09	(11.65)	1,929	1.26		1.26		1.67		69
23.08	(11.10)	9	0.91	(d)	0.91	(d)	1.96	(d)	69
23.08	(11.36)	9	1.41	(d)	1.41	(d)	1.53	(d)	69

30.01	12.10	1,542,986	1.16		1.17		1.60		98
29.15	11.25	147,110	1.91		1.92		0.82		98
29.03	11.24	65,632	1.91		1.92		0.81		98
30.41	12.53	57,352	0.76		0.77		2.00		98
30.00	11.97	1,251	1.26		1.27		1.47		98

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2012 - A	$10.70	$0.09	(c)	$1.13	$1.22	$(0.13)	$—	$(0.13)
2012 - B	10.41	0.05	(c)	1.11	1.16	(0.03)	—	(0.03)
2012 - C	10.33	0.05	(c)	1.10	1.15	(0.03)	—	(0.03)
2012 - Institutional	10.82	0.11	(c)	1.14	1.25	(0.18)	—	(0.18)
2012 - Service	10.64	0.08	(c)	1.13	1.21	(0.12)	—	(0.12)
2012 - IR	10.64	0.10	(c)	1.13	1.23	(0.17)	—	(0.17)
2012 - R	10.54	0.07	(c)	1.12	1.19	(0.12)	—	(0.12)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	9.90	0.07		0.80	0.87	(0.07)	—	(0.07)
2011 - B	9.64	(0.01)		0.78	0.77	—	—	—
2011 - C	9.57	(0.01)		0.77	0.76	—	—	—
2011 - Institutional	10.01	0.12		0.81	0.93	(0.12)	—	(0.12)
2011 - Service	9.85	0.06		0.79	0.85	(0.06)	—	(0.06)
2011 - IR	9.85	0.10		0.79	0.89	(0.10)	—	(0.10)
2011 - R	9.77	0.05		0.78	0.83	(0.06)	—	(0.06)

2010 - A	9.81	0.07	(e)	0.12	0.19	(0.10)	—	(0.10)
2010 - B	9.56	(0.01	)(e)	0.11	0.10	(0.02)	—	(0.02)
2010 - C	9.49	(0.01	)(e)	0.12	0.11	(0.03)	—	(0.03)
2010 - Institutional	9.92	0.11	(e)	0.11	0.22	(0.13)	—	(0.13)
2010 - Service	9.76	0.06	(e)	0.12	0.18	(0.09)	—	(0.09)
2010 - IR	9.76	0.10	(e)	0.11	0.21	(0.12)	—	(0.12)
2010 - R	9.72	0.03	(e)	0.14	0.17	(0.12)	—	(0.12)

2009 - A	12.37	0.10		(2.56)	(2.46)	(0.10)	—	(0.10)
2009 - B	11.99	0.03		(2.45)	(2.42)	(0.01)	—	(0.01)
2009 - C	11.92	0.03		(2.45)	(2.42)	(0.01)	—	(0.01)
2009 - Institutional	12.52	0.13		(2.58)	(2.45)	(0.15)	—	(0.15)
2009 - Service	12.30	0.09		(2.54)	(2.45)	(0.09)	—	(0.09)
2009 - IR	12.33	0.12		(2.54)	(2.42)	(0.15)	—	(0.15)
2009 - R	12.31	0.09		(2.56)	(2.47)	(0.12)	—	(0.12)

2008 - A	14.95	0.15		(1.61)	(1.46)	(0.12)	(1.00)	(1.12)
2008 - B	14.54	0.05		(1.57)	(1.52)	(0.03)	(1.00)	(1.03)
2008 - C	14.46	0.05		(1.56)	(1.51)	(0.03)	(1.00)	(1.03)
2008 - Institutional	15.12	0.21		(1.63)	(1.42)	(0.18)	(1.00)	(1.18)
2008 - Service	14.88	0.13		(1.59)	(1.46)	(0.12)	(1.00)	(1.12)
2008 - IR (Commenced November 30, 2007)	14.89	0.10		(1.47)	(1.37)	(0.19)	(1.00)	(1.19)
2008 - R (Commenced November 30, 2007)	14.89	0.09		(1.49)	(1.40)	(0.18)	(1.00)	(1.18)

2007 - A	13.80	0.15		1.62	1.77	(0.12)	(0.50)	(0.62)
2007 - B	13.44	0.04		1.58	1.62	(0.02)	(0.50)	(0.52)
2007 - C	13.40	0.04		1.57	1.61	(0.05)	(0.50)	(0.55)
2007 - Institutional	13.94	0.21		1.64	1.85	(0.17)	(0.50)	(0.67)
2007 - Service	13.75	0.14		1.60	1.74	(0.11)	(0.50)	(0.61)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.39% of average net assets.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.22% of average net assets.

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$11.79	11.51%	$494,404	1.19	%(d)	1.19	%(d)	1.68	%(c)(d)	65%
11.54	11.12	9,912	1.94	(d)	1.94	(d)	0.93	(c)(d)	65
11.45	11.12	38,278	1.94	(d)	1.94	(d)	0.92	(c)(d)	65
11.89	11.76	1,134,004	0.79	(d)	0.79	(d)	2.12	(c)(d)	65
11.73	11.53	6,145	1.29	(d)	1.29	(d)	1.59	(c)(d)	65
11.70	11.70	98,736	0.94	(d)	0.94	(d)	1.92	(c)(d)	65
11.61	11.35	5,953	1.44	(d)	1.44	(d)	1.41	(c)(d)	65

10.70	8.75	555,309	1.17		1.17		0.63		76
10.41	7.99	11,360	1.92		1.92		(0.11)		76
10.33	7.94	43,479	1.92		1.92		(0.11)		76
10.82	9.18	1,418,409	0.77		0.77		1.04		76
10.64	8.56	6,374	1.27		1.27		0.54		76
10.64	8.99	93,853	0.92		0.92		0.89		76
10.54	8.44	5,318	1.42		1.42		0.39		76

9.90	1.87	616,533	1.17		1.17		0.67	(e)	108
9.64	1.02	14,485	1.92		1.92		(0.05	)(e)	108
9.57	1.10	53,186	1.92		1.92		(0.07	)(e)	108
10.01	2.22	1,648,589	0.77		0.77		1.06	(e)	108
9.85	1.83	6,149	1.27		1.27		0.58	(e)	108
9.85	2.12	80,471	0.92		0.92		0.92	(e)	108
9.77	1.71	3,578	1.42		1.42		0.31	(e)	108

9.81	(19.76)	632,096	1.19		1.19		1.08		88
9.56	(20.22)	20,429	1.94		1.94		0.34		88
9.49	(20.32)	60,130	1.94		1.94		0.34		88
9.92	(19.38)	1,636,325	0.79		0.79		1.48		88
9.76	(19.80)	7,974	1.29		1.29		0.97		88
9.76	(19.46)	74,396	0.94		0.94		1.33		88
9.72	(19.94)	185	1.44		1.44		0.98		88

12.37	(10.55)	830,475	1.17		1.17		1.11		81
11.99	(11.24)	32,884	1.92		1.92		0.37		81
11.92	(11.26)	91,900	1.92		1.92		0.36		81
12.52	(10.19)	1,808,728	0.77		0.77		1.50		81
12.30	(10.65)	8,044	1.27		1.27		0.99		81
12.33	(10.10)	88,528	0.92	(d)	0.92	(d)	1.20	(d)	81
12.31	(10.29)	9	1.42	(d)	1.42	(d)	0.94	(d)	81

14.95	13.01	1,014,800	1.19		1.19		1.02		92
14.54	12.19	45,416	1.94		1.94		0.27		92
14.46	12.19	113,208	1.94		1.94		0.28		92
15.12	13.48	1,482,513	0.79		0.79		1.43		92
14.88	12.88	7,418	1.29		1.29		0.93		92

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2012 - A	$33.41	$0.12		$3.36	$3.48	$(0.17)	$—	$(0.17)
2012 - B	32.09	(0.01)		3.24	3.23	—	—	—
2012 - C	31.83	(0.01)		3.21	3.20	—	—	—
2012 - Institutional	33.74	0.18		3.39	3.57	(0.32)	—	(0.32)
2012 - Service	33.06	0.10		3.32	3.42	(0.14)	—	(0.14)
2012 - IR	33.18	0.15		3.34	3.49	(0.29)	—	(0.29)
2012 - R	33.14	0.07		3.33	3.40	(0.16)	—	(0.16)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	29.10	0.17	(d)	4.27	4.44	(0.13)	—	(0.13)
2011 - B	28.06	(0.09	)(d)	4.12	4.03	—	—	—
2011 - C	27.83	(0.09	)(d)	4.09	4.00	—	—	—
2011 - Institutional	29.37	0.31	(d)	4.32	4.63	(0.26)	—	(0.26)
2011 - Service	28.80	0.13	(d)	4.24	4.37	(0.11)	—	(0.11)
2011 - IR	28.93	0.22	(d)	4.28	4.50	(0.25)	—	(0.25)
2011 - R	28.96	0.06	(d)	4.27	4.33	(0.15)	—	(0.15)

2010 - A	26.29	0.16	(e)	2.93	3.09	(0.28)	—	(0.28)
2010 - B	25.36	(0.05	)(e)	2.83	2.78	(0.08)	—	(0.08)
2010 - C	25.17	(0.05	)(e)	2.81	2.76	(0.10)	—	(0.10)
2010 - Institutional	26.52	0.28	(e)	2.95	3.23	(0.38)	—	(0.38)
2010 - Service	26.02	0.13	(e)	2.91	3.04	(0.26)	—	(0.26)
2010 - IR	26.16	0.16	(e)	2.99	3.15	(0.38)	—	(0.38)
2010 - R	26.26	0.02	(e)	3.00	3.02	(0.32)	—	(0.32)

2009 - A	33.11	0.24		(6.77)	(6.53)	(0.29)	—	(0.29)
2009 - B	31.77	0.06		(6.45)	(6.39)	(0.02)	—	(0.02)
2009 - C	31.54	0.06		(6.40)	(6.34)	(0.03)	—	(0.03)
2009 - Institutional	33.47	0.33		(6.86)	(6.53)	(0.42)	—	(0.42)
2009 - Service	32.78	0.21		(6.70)	(6.49)	(0.27)	—	(0.27)
2009 - IR	33.01	0.23		(6.71)	(6.48)	(0.37)	—	(0.37)
2009 - R (Commenced January 6, 2009)	22.89	0.04		3.33	3.37	—	—	—

2008 - A	39.84	0.28		(2.61)	(2.33)	(0.19)	(4.21)	(4.40)
2008 - B	38.47	0.01		(2.50)	(2.49)	—	(4.21)	(4.21)
2008 - C	38.23	0.01		(2.49)	(2.48)	—	(4.21)	(4.21)
2008 - Institutional	40.24	0.42		(2.62)	(2.20)	(0.36)	(4.21)	(4.57)
2008 - Service	39.49	0.24		(2.57)	(2.33)	(0.17)	(4.21)	(4.38)
2008 - IR (Commenced November 30, 2007)	39.32	0.25		(1.98)	(1.73)	(0.37)	(4.21)	(4.58)

2007 - A	36.84	0.23		4.62	4.85	(0.18)	(1.67)	(1.85)
2007 - B	35.73	(0.07)		4.48	4.41	—	(1.67)	(1.67)
2007 - C	35.52	(0.07)		4.45	4.38	—	(1.67)	(1.67)
2007 - Institutional	37.18	0.40		4.66	5.06	(0.33)	(1.67)	(2.00)
2007 - Service	36.57	0.19		4.57	4.76	(0.17)	(1.67)	(1.84)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects Income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.09 per share and 0.31% of average net assets.

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$36.72	10.46%	$3,253,455	1.15	%(c)	1.15	%(c)	0.69	%(c)	37%
35.32	10.07	38,503	1.90	(c)	1.90	(c)	(0.05	)(c)	37
35.03	10.05	170,861	1.90	(c)	1.90	(c)	(0.06	)(c)	37
36.99	10.67	4,096,689	0.75	(c)	0.75	(c)	1.09	(c)	37
36.34	10.38	290,192	1.25	(c)	1.25	(c)	0.59	(c)	37
36.38	10.61	58,860	0.90	(c)	0.90	(c)	0.93	(c)	37
36.38	10.31	9,764	1.40	(c)	1.40	(c)	0.41	(c)	37

33.41	15.22	3,278,879	1.16		1.16		0.47	(d)	77
32.09	14.36	44,088	1.91		1.91		(0.25	)(d)	77
31.83	14.37	166,559	1.91		1.91		(0.28	)(d)	77
33.74	15.73	3,633,400	0.76		0.76		0.86	(d)	77
33.06	15.16	269,370	1.26		1.26		0.37	(d)	77
33.18	15.51	40,531	0.91		0.91		0.62	(d)	77
33.14	14.94	5,972	1.41		1.41		0.18	(d)	77

29.10	11.84	2,819,867	1.16		1.16		0.54	(e)	104
28.06	10.98	56,681	1.91		1.91		(0.16	)(e)	104
27.83	10.98	147,697	1.91		1.91		(0.19	)(e)	104
29.37	12.26	2,710,882	0.76		0.76		0.93	(e)	104
28.80	11.74	232,356	1.26		1.26		0.44	(e)	104
28.93	12.10	1,764	0.91		0.91		0.54	(e)	104
28.96	11.56	1,862	1.41		1.41		0.06	(e)	104

26.29	(19.49)	2,630,467	1.19		1.19		1.03		114
25.36	(20.10)	72,920	1.94		1.94		0.30		114
25.17	(20.07)	149,393	1.94		1.94		0.29		114
26.52	(19.18)	2,136,745	0.79		0.79		1.42		114
26.02	(19.60)	200,421	1.29		1.29		0.93		114
26.16	(19.33)	145	0.94		0.94		0.97		114
26.26	14.72	63	1.44	(c)	1.44	(c)	0.28	(c)	114

33.11	(6.50)	3,611,466	1.16		1.16		0.78		85
31.77	(7.20)	128,844	1.91		1.91		0.03		85
31.54	(7.22)	235,637	1.91		1.91		0.03		85
33.47	(6.11)	2,469,463	0.76		0.76		1.18		85
32.78	(6.59)	257,906	1.26		1.26		0.67		85
33.01	(5.12)	9	0.91	(c)	0.91	(c)	1.03	(c)	85

39.84	13.25	4,363,868	1.16		1.16		0.57		74
38.47	12.42	191,174	1.91		1.91		(0.18)		74
38.23	12.41	348,637	1.91		1.91		(0.18)		74
40.24	13.70	2,644,803	0.76		0.76		0.97		74
39.49	13.13	281,788	1.26		1.26		0.47		74

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2012 - A	$37.73	$0.07	(c)	$5.28	$5.35	$(0.08)	$(0.67)	$(0.75)
2012 - B	32.61	(0.05	)(c)	4.53	4.48	—	(0.67)	(0.67)
2012 - C	32.55	(0.06	)(c)	4.53	4.47	—	(0.67)	(0.67)
2012 - Institutional	39.65	0.16	(c)	5.54	5.70	(0.23)	(0.67)	(0.90)
2012 - Service	37.01	0.05	(c)	5.18	5.23	(0.02)	(0.67)	(0.69)
2012 - IR	37.65	0.12	(c)	5.26	5.38	(0.19)	(0.67)	(0.86)
2012 - R	37.39	0.02	(c)	5.23	5.25	(0.05)	(0.67)	(0.72)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2011 - A	31.29	0.10	(e)	6.43	6.53	(0.09)	—	(0.09)
2011 - B	27.19	(0.14	)(e)	5.56	5.42	—	—	—
2011 - C	27.14	(0.17	)(e)	5.58	5.41	—	—	—
2011 - Institutional	32.86	0.26	(e)	6.75	7.01	(0.22)	—	(0.22)
2011 - Service	30.71	0.05	(e)	6.32	6.37	(0.07)	—	(0.07)
2011 - IR	31.24	0.15	(e)	6.45	6.60	(0.19)	—	(0.19)
2011 - R	31.08	(0.04	)(e)	6.43	6.39	(0.08)	—	(0.08)

2010 - A	28.58	0.09	(f)	2.79	2.88	(0.17)	—	(0.17)
2010 - B	24.88	(0.13	)(f)	2.44	2.31	—	—	—
2010 - C	24.85	(0.13	)(f)	2.43	2.30	(0.01)	—	(0.01)
2010 - Institutional	29.99	0.23	(f)	2.91	3.14	(0.27)	—	(0.27)
2010 - Service	28.05	0.05	(f)	2.76	2.81	(0.15)	—	(0.15)
2010 - IR	28.55	0.16	(f)	2.79	2.95	(0.26)	—	(0.26)
2010 - R	28.53	(0.01	)(f)	2.80	2.79	(0.24)	—	(0.24)

2009 - A	34.71	0.18		(6.18)	(6.00)	(0.09)	(0.04)	(0.13)
2009 - B	30.31	(0.01)		(5.38)	(5.39)	—	(0.04)	(0.04)
2009 - C	30.27	(0.01)		(5.37)	(5.38)	—	(0.04)	(0.04)
2009 - Institutional	36.43	0.29		(6.47)	(6.18)	(0.22)	(0.04)	(0.26)
2009 - Service	34.02	0.15		(6.03)	(5.88)	(0.05)	(0.04)	(0.09)
2009 - IR	34.71	0.14		(6.08)	(5.94)	(0.18)	(0.04)	(0.22)
2009 - R	34.61	(0.01)		(6.01)	(6.02)	(0.02)	(0.04)	(0.06)

2008 - A	44.74	0.05		(2.64)	(2.59)	—	(7.44)	(7.44)
2008 - B	40.33	(0.20)		(2.38)	(2.58)	—	(7.44)	(7.44)
2008 - C	40.29	(0.21)		(2.37)	(2.58)	—	(7.44)	(7.44)
2008 - Institutional	46.46	0.20		(2.74)	(2.54)	(0.05)	(7.44)	(7.49)
2008 - Service	44.04	—	(g)	(2.58)	(2.58)	—	(7.44)	(7.44)
2008 - IR (Commenced November 30, 2007)	42.18	0.09		(0.06)	0.03	(0.06)	(7.44)	(7.50)
2008 - R (Commenced November 30, 2007)	42.18	(0.03)		(0.06)	(0.09)	(0.04)	(7.44)	(7.48)

2007 - A	43.93	(0.01)		4.60	4.59	—	(3.78)	(3.78)
2007 - B	40.23	(0.31)		4.19	3.88	—	(3.78)	(3.78)
2007 - C	40.19	(0.31)		4.19	3.88	—	(3.78)	(3.78)
2007 - Institutional	45.40	0.18		4.75	4.93	(0.09)	(3.78)	(3.87)
2007 - Service	43.34	(0.06)		4.54	4.48	—	(3.78)	(3.78)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounts to $0.02 per share and 0.11% of average net assets.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounts to $0.06 per share and 0.16% of average net assets.
(f)	Reflects income recognized from non-recurring special dividends which amounts to $0.05 per share and 0.14% of average net assets.
(g)	Amount is less than $0.005 per share.

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$42.33	14.37%	$958,827	1.42	%(d)	1.45	%(d)	0.39	%(c)(d)	16%
36.42	13.95	7,184	2.17	(d)	2.20	(d)	(0.32	)(c)(d)	16
36.35	13.94	62,543	2.17	(d)	2.20	(d)	(0.35	)(c)(d)	16
44.45	14.62	1,886,989	1.02	(d)	1.05	(d)	0.79	(c)(d)	16
41.55	14.31	100,930	1.52	(d)	1.55	(d)	0.28	(c)(d)	16
42.17	14.53	19,776	1.17	(d)	1.20	(d)	0.61	(c)(d)	16
41.92	14.23	40,612	1.67	(d)	1.70	(d)	0.11	(c)(d)	16

37.73	20.85	827,768	1.45		1.46		0.25	(e)	46
32.61	19.93	9,700	2.20		2.21		(0.43	)(e)	46
32.55	19.93	58,293	2.20		2.21		(0.49	)(e)	46
39.65	21.33	1,568,115	1.05		1.06		0.62	(e)	46
37.01	20.74	76,841	1.55		1.56		0.14	(e)	46
37.65	21.12	11,801	1.20		1.21		0.38	(e)	46
37.39	20.56	25,269	1.70		1.71		(0.10	)(e)	46

31.29	10.11	670,228	1.48		1.48		0.28	(f)	56
27.19	9.28	14,521	2.23		2.23		(0.45	)(f)	56
27.14	9.27	52,143	2.23		2.23		(0.47	)(f)	56
32.86	10.53	943,868	1.08		1.08		0.67	(f)	56
30.71	10.05	58,064	1.58		1.58		0.17	(f)	56
31.24	10.39	3,660	1.23		1.23		0.48	(f)	56
31.08	9.83	8,869	1.73		1.73		(0.03	)(f)	56

28.58	(17.20)	586,680	1.50		1.50		0.72		55
24.88	(17.76)	24,984	2.25		2.25		(0.01)		55
24.85	(17.75)	48,935	2.25		2.25		(0.03)		55
29.99	(16.78)	746,624	1.10		1.10		1.10		55
28.05	(17.24)	44,935	1.60		1.60		0.60		55
28.55	(16.95)	266	1.25		1.25		0.57		55
28.53	(17.35)	445	1.75		1.75		(0.02)		55

34.71	(5.66)	756,153	1.48		1.48		0.11		51
30.31	(6.36)	41,450	2.23		2.23		(0.63)		51
30.27	(6.36)	64,587	2.23		2.23		(0.63)		51
36.43	(5.30)	690,912	1.08		1.08		0.50		51
34.02	(5.74)	61,956	1.58		1.58		0.01		51
34.71	0.20	10	1.23	(d)	1.23	(d)	0.39	(d)	51
34.61	(0.11)	10	1.73	(d)	1.73	(d)	(0.07	)(d)	51

44.74	10.59	1,003,510	1.46		1.47		(0.01)		69
40.33	9.75	68,532	2.21		2.22		(0.74)		69
40.29	9.76	97,013	2.21		2.22		(0.75)		69
46.46	11.04	801,476	1.06		1.07		0.39		69
44.04	10.47	57,875	1.56		1.57		(0.13)		69

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements
February 29, 2012 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

All Funds	A, B, C, Institutional, Service, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost of the REIT.

C. Commission Recapture — Certain Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) from investments.

D. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Growth and Income	Quarterly	Annually

Large Cap Value, Mid Cap Value and Small Cap Value	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
February 29, 2012 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the Funds’ investments categorized in the fair value hierarchy as of February 29, 2012:

GROWTH AND INCOME
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$490,053,095	$2,593,493	$—
Short-term Investments	—	2,700,000	—

Total	$490,053,095	$5,293,493	$—

LARGE CAP VALUE
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$1,770,853,943	$—	$—
Short-term Investments	—	12,300,000	—

Total	$1,770,853,943	$12,300,000	$—

MID CAP VALUE
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$7,779,014,124	$—	$—
Short-term Investments	—	167,800,000	—

Total	$7,779,014,124	$167,800,000	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

SMALL CAP VALUE
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$3,035,431,801	$—	$—
Short-term Investments	—	54,600,000	—

Total	$3,035,431,801	$54,600,000	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended February 29, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Growth and Income	0.70%	0.63%	0.60%	0.59%	0.58%	0.70%	0.70%

Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.72	0.72

Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.69	0.69

Small Cap Value	1.00	1.00	0.90	0.86	0.84	0.97	0.94 #

#	GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.96% for the Small Cap Value Fund through December 29, 2012. Prior to such date GSAM may not terminate the arrangements without the approval of the trustees. Where the application of the above contractual management fee breakpoint schedule would result in a lower management fee rate, the breakpoint schedule will be applied to the Fund’s assets.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
February 29, 2012 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the six months ended February 29, 2012, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Growth and Income	$21,600	$—	$—

Large Cap Value	11,400	—	—	*

Mid Cap Value	36,400	—	200

Small Cap Value	4,500	—	—	*

*	Amount is less than $100.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds are 0.054%, 0.064%, 0.104% and 0.064%, respectively. These Other Expense reimbursements will remain in place through December 29, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Funds’ expenses.
For the six months ended February 29, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements were as follows (in thousands):

				Other	Total
	Management	Custody Fee		Expense	Expense
Fund	Fee Waiver	Credits		Reimbursements	Reductions

Growth and Income	$—	$—	*	$89	$89

Large Cap Value	—	—	*	—	— *

Mid Cap Value	—	1		—	1

Small Cap Value	398	—	*	—	398

*	Amount is less than $500.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of February 29, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Growth and Income	$305	$122	$73	$500

Large Cap Value	1,028	139	135	1,302

Mid Cap Value	4,299	816	671	5,786

Small Cap Value	2,295	263	228	2,786

G. Line of Credit Facility — As of February 29, 2012, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 29, 2012, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the six months ended February 29, 2012, Goldman Sachs earned approximately $300, $15,900, $391,400 and $45,200 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds, respectively.
An investment by the Funds representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of the Trust. The following table provides information about the investment of issuers of which the Trust is an affiliate for the six months ended February 29, 2012 (in thousands):

		Number of
		Shares Held			Number of	Value at
	Name of Affiliated	Beginning of	Shares	Shares	Shares Held	End of	Dividend
Fund	Issuer	Fiscal Year	Bought	Sold	End of Period	Period	Income

Mid Cap Value	Chemtura Corp.(a)	4,327	1,215	(3,016)	2,526	$39,197	$—

Small Cap Value	Coresite Realty Corp.	1,048	10	—	1,058	22,594	326

	Meadowbrook Insurance Group, Inc.	2,696	—	—	2,696	25,666	135

(a)	Issuer was no longer affiliated as of February 29, 2012.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
February 29, 2012 (Unaudited)

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 29, 2012, were as follows:

Fund	Purchases	Sales and Maturities

Growth and Income	$291,189,589	$432,655,020

Large Cap Value	1,249,919,322	1,786,213,340

Mid Cap Value	2,691,547,565	2,874,478,664

Small Cap Value	580,928,424	434,927,827

6. TAX INFORMATION

As of the Fund’s most recent fiscal year end, August 31, 2011, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Growth and	Large Cap	Mid Cap
	Income	Value	Value

Capital loss carryforward:(1)
Expiring 2017	$(43,173,931)	$(163,156,863)	$(23,743,845)
Expiring 2018	(248,746,287)	(368,308,699)	(307,184,730)

Total capital loss carryforward	$(291,920,218)	$(531,465,562)	$(330,928,575)

(1)	Expiration occurs on August 31 of the year indicated.

As of February 29, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income	Value	Value	Value

Tax Cost	$462,577,426	$1,632,929,810	$6,899,023,464	$2,504,622,489

Gross unrealized gain	52,744,302	226,819,572	1,213,106,905	641,851,658
Gross unrealized loss	(19,975,140)	(76,595,439)	(165,316,245)	(56,442,346)

Net unrealized security gain	$32,769,162	$150,224,133	$1,047,790,660	$585,409,312

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, differences related to the tax treatment of partnership investments, underlying fund investments, and real estate investment trusts.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective for interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. GSAM is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Funds’ financial statements.
On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
February 29, 2012 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Growth and Income Fund

	For the Six Months Ended
	February 29, 2012		For the Fiscal Year Ended
	(Unaudited)		August 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	581,710	$11,068,760	2,183,875	$45,388,911
Reinvestment of distributions	242,607	4,540,248	334,273	6,816,431
Shares converted from Class B(a)	63,317	1,173,814	168,315	3,449,520
Shares redeemed	(6,892,976)	(130,431,069)	(11,189,434)	(232,315,297)

	(6,005,342)	(113,648,247)	(8,502,971)	(176,660,435)

Class B Shares
Shares sold	13,380	240,822	53,870	1,082,438
Reinvestment of distributions	9,113	166,495	8,768	172,348
Shares converted to Class A(a)	(65,578)	(1,173,814)	(174,211)	(3,449,520)
Shares redeemed	(290,717)	(5,320,691)	(649,041)	(12,987,860)

	(333,802)	(6,087,188)	(760,614)	(15,182,594)

Class C Shares
Shares sold	51,911	951,816	132,049	2,645,491
Reinvestment of distributions	7,338	133,325	6,116	119,812
Shares redeemed	(177,754)	(3,260,672)	(394,048)	(7,872,856)

	(118,505)	(2,175,531)	(255,883)	(5,107,553)

Institutional Shares
Shares sold	58,461	1,119,574	1,762,843	35,891,565
Reinvestment of distributions	13,060	247,563	120,137	2,400,652
Shares redeemed	(1,519,952)	(27,985,458)	(25,427,288)	(516,686,068)

	(1,448,431)	(26,618,321)	(23,544,308)	(478,393,851)

Service Shares
Shares sold	2,357	44,425	6,018	123,323
Reinvestment of distributions	149	2,797	148	3,026
Shares redeemed	(2,695)	(52,086)	(63,429)	(1,275,814)

	(189)	(4,864)	(57,263)	(1,149,465)

Class IR Shares
Shares sold	8,862	171,881	35,510	669,206
Reinvestment of distributions	440	8,215	35	702
Shares redeemed	(982)	(18,092)	(2,596)	(52,982)

	8,320	162,004	32,949	616,926

Class R Shares
Shares sold	10,784	200,202	9,697	198,793
Reinvestment of distributions	307	5,757	258	5,245
Shares redeemed	(7,326)	(134,093)	(6,824)	(135,978)

	3,765	71,866	3,131	68,060

NET DECREASE	(7,894,184)	$(148,300,281)	(33,084,959)	$(675,808,912)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Fund

	For the Six Months Ended
	February 29, 2012		For the Fiscal Year Ended
	(Unaudited)		August 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,432,335	$36,799,173	13,138,700	$154,019,089
Reinvestment of distributions	536,440	5,755,998	334,318	3,804,536
Shares converted from Class B(a)	30,626	319,040	70,311	808,315
Shares redeemed	(13,968,374)	(149,224,196)	(23,934,346)	(281,041,185)

	(9,968,973)	(106,349,985)	(10,391,017)	(122,409,245)

Class B Shares
Shares sold	22,505	239,455	80,327	921,074
Reinvestment of distributions	1,912	20,109	—	—
Shares converted to Class A(a)	(31,375)	(319,040)	(72,064)	(808,315)
Shares redeemed	(225,235)	(2,328,752)	(419,184)	(4,744,845)

	(232,193)	(2,388,228)	(410,921)	(4,632,086)

Class C Shares
Shares sold	156,340	1,587,227	612,283	6,973,657
Reinvestment of distributions	6,609	69,002	—	—
Shares redeemed	(1,028,406)	(10,527,709)	(1,960,992)	(22,122,054)

	(865,457)	(8,871,480)	(1,348,709)	(15,148,397)

Institutional Shares
Shares sold	12,937,214	137,488,355	34,284,816	402,923,247
Reinvestment of distributions	1,741,436	18,824,923	1,059,416	12,151,496
Shares redeemed	(50,369,972)	(554,180,287)	(68,956,354)	(796,666,316)

	(35,691,322)	(397,867,009)	(33,612,122)	(381,591,573)

Service Shares
Shares sold	58,091	631,201	157,388	1,804,222
Reinvestment of distributions	4,236	45,200	2,065	23,399
Shares redeemed	(137,257)	(1,504,450)	(185,220)	(2,124,131)

	(74,930)	(828,049)	(25,767)	(296,510)

Class IR Shares
Shares sold	465,856	4,971,349	2,235,247	25,824,387
Reinvestment of distributions	136,363	1,450,900	73,166	826,781
Shares redeemed	(981,031)	(10,579,883)	(1,661,323)	(19,226,798)

	(378,812)	(4,157,634)	647,090	7,424,370

Class R Shares
Shares sold	67,535	721,286	261,408	3,080,514
Reinvestment of distributions	5,454	57,649	1,964	22,054
Shares redeemed	(64,946)	(701,179)	(125,281)	(1,451,684)

	8,043	77,756	138,091	1,650,884

NET DECREASE	(47,203,644)	$(520,384,629)	(45,003,355)	$(515,002,557)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
February 29, 2012 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value Fund

	For the Six Months Ended
	February 29, 2012		For the Fiscal Year Ended
	(Unaudited)		August 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,626,465	$322,421,226	35,228,041	$1,252,459,216
Reinvestment of distributions	428,917	14,445,925	349,281	12,161,980
Shares converted from Class B(a)	22,469	728,801	71,441	2,512,655
Shares redeemed	(19,616,711)	(658,578,854)	(34,398,050)	(1,213,382,410)

	(9,538,860)	(320,982,902)	1,250,713	53,751,441

Class B Shares
Shares sold	18,216	589,662	59,602	2,065,147
Shares converted to Class A(a)	(23,356)	(728,801)	(74,138)	(2,512,655)
Shares redeemed	(278,384)	(8,930,938)	(631,678)	(21,454,607)

	(283,524)	(9,070,077)	(646,214)	(21,902,115)

Class C Shares
Shares sold	267,838	8,531,963	1,218,232	41,901,772
Shares redeemed	(622,609)	(20,069,699)	(1,292,639)	(43,841,078)

	(354,771)	(11,537,736)	(74,407)	(1,939,306)

Institutional Shares
Shares sold	15,141,269	509,714,572	39,141,689	1,404,478,699
Reinvestment of distributions	854,024	28,942,873	600,638	21,052,358
Shares redeemed	(12,938,012)	(435,970,293)	(24,327,974)	(881,361,309)

	3,057,281	102,687,152	15,414,353	544,169,748

Service Shares
Shares sold	1,233,477	41,111,373	3,184,036	112,654,491
Reinvestment of distributions	28,360	945,534	22,027	759,266
Shares redeemed	(1,425,936)	(48,104,912)	(3,125,240)	(110,917,370)

	(164,099)	(6,048,005)	80,823	2,496,387

Class IR Shares
Shares sold	571,521	19,495,401	1,419,476	49,365,478
Reinvestment of distributions	12,560	418,746	1,034	35,693
Shares redeemed	(187,435)	(6,291,045)	(260,097)	(8,747,270)

	396,646	13,623,102	1,160,413	40,653,901

Class R Shares
Shares sold	121,275	4,083,822	163,510	5,840,536
Reinvestment of distributions	1,002	33,437	356	12,304
Shares redeemed	(34,085)	(1,131,834)	(47,993)	(1,696,683)

	88,192	2,985,425	115,873	4,156,157

NET INCREASE (DECREASE)	(6,799,135)	$(228,343,041)	17,301,554	$621,386,213

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Fund

	For the Six Months Ended
	February 29, 2012		For the Fiscal Year Ended
	(Unaudited)		August 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,003,383	$115,748,299	7,095,100	$280,404,501
Reinvestment of distributions	410,906	15,799,327	42,281	1,618,953
Shares converted from Class B(a)	10,031	372,825	36,722	1,356,556
Shares redeemed	(2,712,840)	(104,291,418)	(6,653,971)	(263,239,690)

	711,480	27,629,033	520,132	20,140,320

Class B Shares
Shares sold	5,061	164,113	13,209	452,552
Reinvestment of distributions	4,683	155,139	—	—
Shares converted to Class A(a)	(11,630)	(372,825)	(42,313)	(1,356,556)
Shares redeemed	(98,316)	(3,197,306)	(207,560)	(6,863,216)

	(100,202)	(3,250,879)	(236,664)	(7,767,220)

Class C Shares
Shares sold	123,166	4,152,816	501,065	16,640,573
Reinvestment of distributions	28,497	942,678	—	—
Shares redeemed	(222,100)	(7,375,734)	(631,581)	(21,558,218)

	(70,437)	(2,280,240)	(130,516)	(4,917,645)

Institutional Shares
Shares sold	8,891,353	357,930,945	19,294,442	788,178,156
Reinvestment of distributions	860,707	34,720,939	154,167	6,185,193
Shares redeemed	(6,842,077)	(274,283,927)	(8,624,692)	(356,452,870)

	2,909,983	118,367,957	10,823,917	437,910,479

Service Shares
Shares sold	746,168	28,923,612	1,058,533	40,263,555
Reinvestment of distributions	34,089	1,286,847	3,683	138,414
Shares redeemed	(427,311)	(16,271,701)	(876,427)	(33,634,970)

	352,946	13,938,758	185,789	6,766,999

Class IR Shares
Shares sold	220,709	8,491,103	386,927	15,159,966
Reinvestment of distributions	9,078	347,519	709	27,049
Shares redeemed	(74,185)	(2,863,828)	(191,391)	(7,295,621)

	155,602	5,974,794	196,245	7,891,394

Class R Shares
Shares sold	341,710	13,069,529	484,495	18,962,137
Reinvestment of distributions	15,454	588,799	779	29,598
Shares redeemed	(64,239)	(2,449,243)	(94,784)	(3,733,020)

	292,925	11,209,085	390,490	15,258,715

NET INCREASE	4,252,297	$171,588,508	11,749,393	$475,283,042

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended February 29, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2011 through February 29, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Growth and Income Fund				Large Cap Value Fund				Mid Cap Value Fund				Small Cap Value Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	9/1/11	2/29/12		2/29/12*	9/1/11	2/29/12		2/29/12*	9/1/11	2/29/12		2/29/12*	9/1/11	2/29/12		2/29/12*
Class A
Actual	$1,000.00	$1,114.10		$6.26	$1,000.00	$1,115.10		$6.42	$1,000.00	$1,104.60		$6.02	$1,000.00	$1,143.70		$7.57
Hypothetical 5% return	1,000.00	1,018.95	+	5.97	1,000.00	1,018.80	+	6.12	1,000.00	1,019.14	+	5.77	1,000.00	1,017.80	+	7.12

Class B
Actual	1,000.00	1,109.60		10.18	1,000.00	1,111.20		10.34	1,000.00	1,100.70		9.92	1,000.00	1,139.50		11.54
Hypothetical 5% return	1,000.00	1,015.22	+	9.72	1,000.00	1,015.07	+	9.87	1,000.00	1,015.42	+	9.52	1,000.00	1,014.07	+	10.87

Class C
Actual	1,000.00	1,109.70		10.18	1,000.00	1,111.20		10.34	1,000.00	1,100.50		9.92	1,000.00	1,139.40		11.54
Hypothetical 5% return	1,000.00	1,015.22	+	9.72	1,000.00	1,015.07	+	9.87	1,000.00	1,015.42	+	9.52	1,000.00	1,014.07	+	10.87

Institutional
Actual	1,000.00	1,116.30		4.16	1,000.00	1,117.60		4.32	1,000.00	1,106.70		3.93	1,000.00	1,146.20		5.44
Hypothetical 5% return	1,000.00	1,020.93	+	3.97	1,000.00	1,020.79	+	4.12	1,000.00	1,021.13	+	3.77	1,000.00	1,019.79	+	5.12

Service
Actual	1,000.00	1,113.10		6.78	1,000.00	1,115.30		6.94	1,000.00	1,103.80		6.54	1,000.00	1,143.10		8.10
Hypothetical 5% return	1,000.00	1,018.45	+	6.47	1,000.00	1,018.30	+	6.62	1,000.00	1,018.65	+	6.27	1,000.00	1,017.30	+	7.62

Class IR
Actual	1,000.00	1,115.00		4.94	1,000.00	1,117.00		5.11	1,000.00	1,106.10		4.71	1,000.00	1,145.30		6.24
Hypothetical 5% return	1,000.00	1,020.19	+	4.72	1,000.00	1,020.04	+	4.87	1,000.00	1,020.39	+	4.52	1,000.00	1,019.05	+	5.87

Class R
Actual	1,000.00	1,112.60		7.56	1,000.00	1,113.50		7.72	1,000.00	1,103.10		7.32	1,000.00	1,142.30		8.90
Hypothetical 5% return	1,000.00	1,017.70	+	7.22	1,000.00	1,017.55	+	7.37	1,000.00	1,017.90	+	7.02	1,000.00	1,016.56	+	8.37

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 29, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Growth and Income	1.19%	1.94%	1.94%	0.79%	1.29%	0.94%	1.44%
Large Cap Value	1.22	1.97	1.97	0.82	1.32	0.97	1.47
Mid Cap Value	1.15	1.90	1.90	0.75	1.25	0.90	1.40
Small Cap Value	1.42	2.17	2.17	1.02	1.52	1.17	1.67

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $705.8 billion in assets under management as of December 31, 2011, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Short Duration Income Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Focused Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ Rising Dividend Growth Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund
Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
■ Managed Futures Strategy Fund
Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions & Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or presentations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of February 29, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 71474.MF.MED.TMPL/4/2012 EQVALSAR12/343K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	April 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	April 19, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	April 19, 2012